EXHIBIT 10.1

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

LOAN AGREEMENT

between

NEW PRIVATE RESTAURANT PROPERTIES, LLC,
a Delaware limited liability company,
as Borrower

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

Executed as of February 11, 2016

Obligor No.: 7829920036

LOAN AGREEMENT
New Private Restaurant Properties, LLC
Obligor No.: 7829920036

CHAR1\1443108v12

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS		1

1.1	DEFINED TERMS	1

ARTICLE 2. LOAN		11

2.1	LOAN	11
2.2	LOAN DOCUMENTS	11
2.3	EFFECTIVE DATE	11
2.4	MATURITY DATE	11
2.5	EXTENSION TERM	11
2.6	CREDIT FOR PRINCIPAL PAYMENTS; LIMITATIONS ON PREPAYMENT	11
2.7	BORROWER’S LIABILITY	12
2.8	SALE OF PROPERTIES AND UNENCUMBERED PROPERTIES	12
2.9	CASH MANAGEMENT; MANDATORY PRINCIPAL AND INTEREST PAYMENTS	13

ARTICLE 3. DISBURSMENT		15

3.1	CONDITIONS PRECEDENT	15

ARTICLE 4. DUE ON SALE/ENCUMBERANCE		17

4.1	PROPERTY TRANSFERS	17
4.2	EQUITY TRANSFERS	17
4.3	THIS ARTICLE CONTROLS	18

ARTICLE 5. INSURANCE		18

ARTICLE 6. REPRESENTATIONS AND WARRANTIES		18

6.1	AUTHORITY/ENFORCEABILITY	19
6.2	BINDING OBLIGATIONS	19
6.3	ORGANIZATIONAL DOCUMENTS	19
6.4	NO VIOLATION	19
6.5	COMPLIANCE WITH LAWS	19
6.6	LITIGATION	20
6.7	FINANCIAL CONDITION	20
6.8	NO MATERIAL ADVERSE CHANGE	20
6.9	ACCURACY	20
6.10	AMERICANS WITH DISABILITIES ACT COMPLIANCE	20
6.11	BUSINESS LOAN	20
6.13	TITLE TO ASSETS; NO LIENS	21
6.14	COMPLIANCE WITH ANTI-TERRORISM, EMBARGO, SANCTIONS AND ANTI-MONEY LAUNDERING LAWS	21
6.15	FEDERAL INCOME TAX CLASSIFICATION	22
6.16	SINGLE PURPOSE ENTITY	22
6.16	UNENCUMBERED PROPERTIES	22

ARTICLE 7. HAZARDOUS MATERIALS		22

7.1	SPECIAL REPRESENTATIONS AND WARRANTIES	22
7.2	HAZARDOUS MATERIALS COVENANTS	22

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	i

7.3	INSPECTION BY LENDER	23
7.4	HAZARDOUS MATERIALS INDEMNITY	23

ARTICLE 8. COVENANTS OF BORROWER		24

8.1	FEES AND EXPENSES	24
8.2	ERISA COMPLIANCE	24
8.3	MANAGEMENT OF PROPERTY; BROKERAGE AGREEMENTS	25
8.4	APPROVAL OF LEASES	25
8.5	OPINION OF LEGAL COUNSEL; GOOD STANDING CERTIFICATES	25
8.6	FURTHER ASSURANCES	25
8.7	ASSIGNMENT	25
8.8	EXISTENCE	26
8.9	QUALIFICATION, NAME	26
8.10	COMPLIANCE WITH LAWS, ETC	26
8.11	SPECIAL COVENANTS; SINGLE PURPOSE ENTITY	26
8.12	USE OF PROCEEDS	26
8.13	PAYMENT OF TAXES AND CLAIMS	26
8.14	MAINTENANCE OF PROPERTIES	27
8.15	MASTER LEASE	27
8.15	UNENCUMBERED PROPERTIES	27
8.15	INTEREST RATE CAP AGREEMENT	27

ARTICLE 9. REPORTING COVENANTS; BLOCKED CONDITION		27

9.1	FINANCIAL REPORTING	27
9.2	LEASE REPORTS	28
9.3	BOOKS AND RECORDS	28
9.4	LEASE GUARANTOR PERFORMANCE COVENANT	29
9.5	BLOCKED CONDITION	29

ARTICLE 10. DEFAULTS AND REMEDIES		29

10.1	DEFAULT	30
10.2	ACCELERATION	32
10.3	RIGHTS AND REMEDIES	33
10.4	DISBURSEMENTS TO THIRD PARTIES	33
10.5	REPAYMENT OF FUNDS ADVANCED	33
10.6	RIGHTS CUMULATIVE, NO WAIVER	33

ARTICLE 11. MISCELLANEOUS PROVISIONS		33

11.1	INDEMNITY	33
11.2	FORM OF DOCUMENTS	34
11.3	NO THIRD PARTIES BENEFITED	35
11.4	NOTICES	35
11.6	ACTIONS	36
11.7	RIGHT OF CONTEST	36
11.8	RELATIONSHIP OF PARTIES	36
11.9	DELAY OUTSIDE LENDER’S CONTROL	36
11.10	ATTORNEYS’ FEES AND EXPENSES; ENFORCEMENT	36
11.11	IMMEDIATELY AVAILABLE FUNDS	37
11.12	LENDER’S CONSENT	37

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	ii

11.13	LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION	37
11.14	TAX SERVICE	38
11.15	AUTHORIZATION TO FILE FINANCING STATEMENTS	38
11.16	ADVERTISING	39
11.17	DISBURSEMENT OF LOAN PROCEEDS; LIMITATION OF LIABILITY	39
11.18	WAIVER OF RIGHT TO TRIAL BY JURY	39
11.19	SEVERABILITY	39
11.20	TAX FORMS	39
11.21	SUCCESSORS AND ASSIGNS	40
11.22	AMENDMENTS; ETC	40
11.23	TIME	40
11.24	HEADINGS	40
11.25	GOVERNING LAW; JURISDICTION	41
11.26	INTEGRATION; INTERPRETATION	41
11.27	COUNTERPARTS	41
11.28	NO USURY	42
11.29	BRING DOWN OF REPRESENTATIONS; SURVIVAL OF WARRANTIES; CUMULATIVE	42
11.30	EXHIBITS AND SCHEDULES	42

EXHIBITS AND SCHEDULES

Exhibit A	List of Properties and Allocated Loan Amounts

Exhibit B	List of Loan Documents

Exhibit C	Notice of [Sale][Refinance] and Certificate

Schedule 1.1	Preferential Rights

Schedule 6.3	Organizational Chart

Schedule 6.6	Litigation Disclosures

Schedule 11.4	Addresses for Notice

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	iii

LOAN AGREEMENT
THIS LOAN AGREEMENT (this “Agreement”) is executed as of February 11, 2016, by and between NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Lender”).
R E C I T A L S

A.
Borrower desires to finance the one hundred forty eight (148) properties described on Exhibit A attached hereto (all such properties, together with all Improvements and personal property owned by Borrower thereon, collectively, the “Properties”).

B.	Borrower desires to borrow from Lender, and Lender agrees to loan to Borrower, the amounts described herein.
NOW, THEREFORE, Borrower and Lender agree as follows:
ARTICLE 1. DEFINITIONS
1.1    DEFINED TERMS. The capitalized terms generally used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.
“Accounts” – has the meaning ascribed to such term in the Cash Management Agreement.
“Account Funds” – has the meaning ascribed to such term in the Cash Management Agreement.
“ADA” - means the Americans with Disabilities Act, 42 U.S.C. §§ 12101, et. seq. as now or hereafter amended or modified.
“Affiliate” or “Affiliates” - means, as to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person, (b) any Person owning or controlling more than 50% of the outstanding voting securities of or other ownership interests in such Person, (c) any officer, director, partner, employee or member (direct or indirect and no matter how remote) of such Person, (d) if such Person is an individual, any entity for which such Person directly or indirectly acts as an officer, director, partner, owner employee or member, (e) any entity in which such Person (together with the members of his family if the Person in question is an individual) owns, directly or indirectly through one or more intermediaries an interest in any class of stock (or other beneficial interest in such entity) of more than 50%, (f) any family member of such Person, (g) with respect to any Obligor, any other Obligor, or (h) with respect to any Obligor, any direct or indirect owner of an interest in Borrower. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other ownership interests, by contract or otherwise.
“Aggregate Transaction Costs” - means Borrower’s actual and projected out-of-pocket costs (including reasonable fees and expenses payable to Lender) in connection with the negotiation, documentation and closing of the Loan.
“Agreement” - has the meaning ascribed to such term in the preamble hereto.

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“Agreement Regarding Required Insurance” – means that certain Agreement Regarding Required Insurance of even date herewith executed by Borrower in favor of Lender, and part of the Loan Documents.
“Allocated Loan Amount” - for a Property in connection with a Sale, means the dollar amount set forth for such Property on Exhibit A attached hereto.
“Automatic Default” - has the meaning ascribed to such term in Section 10.1(b).
“Bankruptcy Code” – means the Bankruptcy Reform Act of 1978 (11 U.S.C. § 101-1330) as now or hereafter amended or recodified, and any other existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or similar law, rule or regulation for the relief of debtors.
“Blocked Condition” – has the meaning ascribed to such term in Section 9.5.
“Borrower” - has the meaning ascribed to such term in the preamble hereto.
“Business Day” - means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banks in New York are authorized or required by law to close. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be calendar days.
“Cash Management Agreement” – means that certain Cash Management Agreement of even date herewith, executed by and among Lender, Borrower and Depository.
“Cash Sweep Period” – has the meaning ascribed to such term in the Cash Management Agreement.
“Cash Trap Event” – has the meaning ascribed to such term in the Cash Management Agreement.
“Closing Date” - means the date the Loan is funded by Lender.
“Collateral” - has the meaning ascribed to such term in the Security Documents and the other Loan Documents.
“Debtor Relief Law” - has the meaning ascribed to such term in Section 10.1(b)(ii).
“Default” - has the meaning ascribed to such term in Section 10.1.
“Depository” - means Wells Fargo Bank, National Association, pursuant to the terms of the Cash Management Agreement.
“Determination Date” - has the meaning ascribed to such term in Section 9.4.
“Disclosure Agreement” – means that certain Disclosure Agreement Regarding Representations, Covenants and Warranties of even date herewith, executed by Borrower for the benefit of Lender and part of the Loan Documents.
“Effective Date” - means the date of the disbursement of the Loan hereunder.
“Environmental Report” or “Environmental Reports” – means, collectively, the reports prepared for each Property in connection with the closing of the Loan relating to the environmental condition of the Properties, as listed and described in Schedule 6.1 to the Disclosure Agreement.

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“Extension Fee” - means an amount equal to 0.50% of the then Outstanding Loan Balance.
“Extension Maturity Date” - means, in the event the Extension Option is exercised, February 11, 2019.
“Extension Option” - has the meaning ascribed to such term in Section 2.5.
“Extension Term” - means, upon the exercise of the Extension Option, the twelve (12) month period commencing from and after the Initial Maturity Date and ending on the Extension Maturity Date.
“FATCA” - means Sections 1471 through 1474 of the Code (or any successor provisions) and any current or future regulations or official interpretations thereof.
“Financial Reporting” – means the financial reporting required by the parties as set forth in Article 9.
“GAAP” - means generally accepted accounting principles in effect in the United States from time to time applied on a consistent basis.
“Governmental Authority” - means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank, public office, court, arbitration or mediation panel, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of government.
“Guarantor” – means OSI Holdco I, Inc., a Delaware corporation, and any other Person who, or which, in any manner, is or becomes obligated to Lender under any guaranty now or hereafter executed with respect to the Loan (collectively or severally as the context thereof may suggest or require).
“Guarantor Credit Agreement” – means that certain Credit Agreement entered into as of October 26, 2012, as amended by (i) First Amendment to Credit Agreement, Guaranty and Security Agreement dated as of April 10, 2013, (ii) Second Amendment to Credit Agreement dated as of January 3, 2014, (iii) Third Amendment to Credit Agreement and Second Amendment to Guaranty Agreement and Security Agreement dated as of May 16, 2014, (iv) Fourth Amendment to Credit Agreement and Incremental Amendment dated as of March 31, 2015, and (v) Fifth Amendment to Credit Agreement and Incremental Amendment dated as of December 11, 2015, among Lease Guarantor, as the borrower, OSI Holdco, Inc., a Delaware corporation, certain Subsidiary Guarantors (as defined therein) party thereto, Lender (as successor to Deutsche Bank Trust Company Americas), as Administrative Agent, Swing Line Lender and an L/C Issuer, and each lender from time to time party thereto.
“Guarantor Party” - has the meaning ascribed to such term in Section 11.13(c).
“Guaranty” – means that certain Limited Guaranty dated as of the date hereof executed by Guarantor in favor of Lender.
“Hazardous Materials” - has the meaning ascribed to such term in the Hazardous Materials Indemnity Agreement.
“Hazardous Materials Claims” - has the meaning ascribed to such term in the Hazardous Materials Indemnity Agreement.

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“Hazardous Materials Indemnity Agreement” - means that certain Hazardous Materials Indemnity Agreement of even date herewith, executed by Borrower and Guarantor in favor of Lender.
“Hazardous Materials Laws” - has the meaning ascribed to such term in the Hazardous Materials Indemnity Agreement.
“Impounds” – has the meaning ascribed to such term in the Cash Management Agreement.
“Improvements” – means all improvements, fixtures and equipment located on or affixed to the Properties.
“Information - has the meaning ascribed to such term in Section 11.13(c).
“Initial Maturity Date” - means February 11, 2018.
“Initial Term” - means the period commencing on the date hereof and ending on the Initial Maturity Date.
“Interest Rate Cap Agreement” - means an Interest Rate Cap Agreement (together with any confirmation(s), schedule(s) and credit support annex(es) relating thereto), between Wells Fargo Bank, N.A., or another counterparty reasonably acceptable to Lender, and Borrower, in each case for a term, in a notional amount, with a strike price, and in form and substance reasonably satisfactory to Lender and Borrower.
“Interest Period” – has the meaning ascribed to such term in the Note.
“Laws” - means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and binding administrative or judicial precedents or authorities, including the binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, licenses, authorizations and permits of, and binding agreements with, any Governmental Authority.
“Lease Guarantor” – means OSI Restaurant Partners, LLC, a Delaware limited liability company.
“Lease Guaranty” – means that certain Amended and Restated Guaranty dated March 27, 2012 executed by Lease Guarantor in favor of Borrower.
“Lease Guarantor Performance Threshold” - means that Lease Guarantor must maintain a Total Net Leverage Ratio equal to or less than 4.00:1.
“Lease Guarantor Rating Downgrade” – means (i) Moody’s Investors Service, Inc. downgrades the Senior Unsecured Debt rating of Lease Guarantor to B3 or lower; or (ii) Standard & Poor’s Ratings Services downgrades the LT Local Issuer Credit rating of Lease Guarantor to B- or lower; or (iii) Moody’s Investors Service, Inc. withdraws its Senior Unsecured Debt rating for Lease Guarantor and Standard & Poor’s Ratings Services withdraws its LT Local Issuer Credit rating for Lease Guarantor.
“Lender” - has the meaning ascribed to such term in the preamble hereto.
“Lender Parties” - means Lender and its directors, officers, employees, agents, successors and assigns.

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“Lien” or “Liens” - means (i) any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), charge, or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing), (ii) any filed UCC financing statement, mortgage, collateral assignment or similar instrument and (iii) any right of set off or offset, or other liens (including federal or state tax liens).
“Loan” - has the meaning ascribed to such term in Section 2.1.
“Loan Amount” - has the meaning ascribed to such term in Section 2.1.
“Loan Documents” - means those documents, as hereafter amended, supplemented, replaced or modified, properly executed and in recordable form, if necessary, listed as “Loan Documents” in Exhibit B.
“Loan Fee” - means an amount equal to 1.00% of the Loan Amount.
“Loss Proceeds” – has the meaning ascribed to such term in the Cash Management Agreement.
“Master Lease” – means that certain Amended and Restated Master Lease Agreement dated as of March 27, 2012, by and between Borrower, as landlord, and Tenant, as tenant, as amended by (i) that certain Confirmatory Lease Amendment for Removed Property dated July 28, 2014, (ii) that certain Confirmatory Lease Amendment for Removed Property dated August 7, 2014 and (iii) that certain First Amendment to Amended and Restated Master Lease Agreement dated as of February 11, 2016.
“Master Lease Default” - means a default under the Master Lease, after the expiration of any applicable notice and cure periods, with respect to Tenant’s failure to pay rent, taxes, insurance, capital expenditures, deferred maintenance expenses, environmental remediation expenses, tenant improvements, and other material property operating and maintenance expenses in accordance with the terms of the Master Lease.
“Material Adverse Effect” - means (i) a material adverse effect on the business, assets, liabilities (actual and contingent), operations or condition (financial or otherwise) of Borrower, Guarantor, Lease Guarantor or the Properties, (ii) a material impairment of the ability of Borrower, Lease Guarantor or Guarantor to perform their respective obligations under the Loan Documents to which either is a party or the Master Lease, or (iii) a material adverse effect on the rights and remedies of Lender under the Loan Documents.
“Maturity Date” – means, as the context may require, the Initial Maturity Date or the Extension Maturity Date.
“Maximum Threshold” - has the meaning ascribed to such term in Section 9.5(d).
“Member” - has the meaning ascribed to such term in Section 6.3.
“Monthly Payments” – has the meaning ascribed to such term in the Note.
“Mortgages” – means, collectively, those certain mortgages, deeds of trust and deeds to secure debt of even date herewith, each executed by Borrower in favor of Lender, securing the Obligations and covering the Properties set forth on Exhibit A attached hereto.

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“Negative Pledges” – means those certain declarations of negative pledge executed by Borrower for the benefit of Lender with respect to the Unencumbered Properties.
“Net Sales Proceeds” - means, with respect to any Sale of a Property or sale of an Unencumbered Property, the gross sales price for such Property or Unencumbered Property, net of customary and ordinary selling or refinancing (as the case may be) costs, including brokerage commissions, and excluding partial month rent credits; provided that in no event shall the total selling or refinancing (as the case may be) costs used to derive the Net Sales Proceeds of a Property or an Unencumbered Property exceed customary and ordinary selling or refinancing costs.
“Note” – means that certain Secured Promissory Note (Variable Rate) of even date herewith, in the principal amount of THREE HUNDRED MILLION AND NO/100THS DOLLARS ($300,000,000.00), as same may be hereafter amended, supplemented, extended, replaced or modified.
“Notice of Sale” – has the meaning ascribed to such term in Section 2.8(a).
“Obligations” – means the unpaid principal amount of, and interest on, the Note, and all other obligations and liabilities of Borrower to Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement, the Note, the Mortgages, and any of the other Loan Documents (including, without limitation, the Secured Obligations), whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to Lender) or otherwise.
“Obligor” - means any of Borrower, Guarantor and any Person granting any security for the Loan or Obligations or for the obligations of Guarantor, but does not include, in any event, Tenant.
“Optional Default” - has the meaning ascribed to such term in Section 10.1(a).
“Organizational Documents” - means (a) with respect to a corporation, such Person’s certificate or articles of incorporation and bylaws, and any shareholder agreement, voting trust or similar arrangement applicable to any of such Person’s authorized shares of capital stock, (b) with respect to a partnership, such Person’s certificate of limited partnership (if any), partnership agreement, and any voting trust or similar arrangement applicable to any of its partnership interests, (c) with respect to a limited liability company, such Person’s certificate of formation and limited liability company agreement or other document affecting the rights of holders of limited liability company interests, and (d) any and all agreements between any constituent member, partner or shareholder of the Person in question, including any contribution agreement or indemnification agreements. In each case, “Organizational Documents” shall include any indemnity, contribution, shareholders or other agreement among any of the owners of the entity in question.
“Outstanding Fees and Expenses” – has the meaning ascribed to such term in Section 2.9(b).
“Outstanding Loan Balance” – means, at any time, the then outstanding principal balance of the Loan.
“Patriot Act”- has the meaning ascribed to such term in Section 6.14.
“Payment Date”- has the meaning ascribed to such term in the Note.
“Permitted Use” - has the meaning ascribed to such term in Section 11.13(b).

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“Person” - means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, bank, trust, land trust, estate, association, joint stock company, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.
“Potential Default” - means an event or condition which, with the giving of notice or the passage of time, or both, would constitute a Default.
“Preferential Rights” – means, with respect to any of the Properties identified on Schedule 1.1, any right of first offer, right of first refusal, purchase option right, right of reverter, and any similar right to acquire fee title to such Property in favor of any Person relating to the documents identified on Schedule 1.1.
“Prohibited Equity Transfer”- has the meaning ascribed to such term in Section 4.2(a).
“Prohibited Property Transfer”- has the meaning ascribed to such term in Section 4.1(a).
“Properties” – has the meaning ascribed to such term in Recital A.
“Release Price” - means, with respect to a Sale Property:
(i)    in the absence of a Cash Sweep Period, the Release Price for the Sale Property in question shall be one hundred fifteen percent (115%) of the Allocated Loan Amount for such Sale Property; or
(ii)    during a Cash Sweep Period, the Release Price for the Sale Property in question shall be the greater of (x) one hundred percent (100%) of the Net Sales Proceeds for such Sale Property, or (y) one hundred thirty percent (130%) of the Allocated Loan Amount for such Sale Property.
“Release Proceeds” - has the meaning ascribed to such term in Section 2.9(b).
“Remaining Properties” – has the meaning ascribed to such term in Section 2.8.
“Remediation” – has the meaning ascribed to such term in the Hazardous Materials Indemnity Agreement.
“Rental Income” – has the meaning ascribed to such term in the Cash Management Agreement.
“Restricted Account” – has the meaning ascribed to such term in the Cash Management Agreement.
“Restricted Party” - means each of (i) Borrower, (ii) Member; and (iii) any Guarantor.
“Sale” – has the meaning ascribed to such term in Section 2.8.
“Sale Property” or “Sale Properties” – has the meaning ascribed to such term in Section 2.8.
“Secondary Market Transaction” or “Secondary Market Transactions” - has the meaning ascribed to such term in Section 11.13(a).

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“Secured Obligations” - has the meaning ascribed to such term in the Mortgages.
“Security Documents” – means, collectively, the Mortgages and any and all other security agreements, instruments, certificates and/or documents prepared or executed pursuant to this Agreement or otherwise in connection with the Loan.
“Single Purpose Entity Requirements” - means a limited liability company, limited partnership, or corporation that satisfies each of the following:
(a)    such entity was organized solely for the purpose of owning, developing, managing, leasing, selling, maintaining and operating the Properties and the Unencumbered Properties, and otherwise performing its obligations under the Loan Documents;
(b)    such entity has not and will not engage in any business unrelated to the ownership, development, management, leasing, sale, maintenance and operation of the Properties and the Unencumbered Properties, and the performance of its obligations under the Loan Documents;
(c)    such entity has not and will not own any assets other than the Properties and the Unencumbered Properties (and fixtures and personal property incidental to the ownership, development, management, leasing, sale, maintenance and operation of the Properties and the Unencumbered Properties, and the performance of its obligations under the Loan Documents);
(d)    such entity has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale (it being agreed that Sales of Properties and sales of the Unencumbered Properties are permitted), or amendment of its articles of incorporation, articles of organization, certificate of formation, operating agreement or partnership agreement, as applicable, in a matter violating this definition;
(e)    intentionally omitted;
(f)    such entity has no indebtedness (and will have no indebtedness) other than (i) the Loan; (ii) unsecured trade payables and operational debt provided that any such indebtedness shall be (1) outstanding not more than 30 days, (2) incurred in the ordinary course of the business of owning, developing, managing, leasing, selling, maintaining and operating the Properties and the Unencumbered Properties, (3) not evidenced by a note, and (4) in an amount not exceeding $100,000.00 at any one time; and (iii) as otherwise expressly permitted by the Loan Documents;
(g)    such entity has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity;
(h)    intentionally omitted;
(i)    intentionally omitted;
(j)    such entity (i) has not and will not commingle its funds or assets with those of any other entity; and (ii) has held and will hold its assets in its own name;
(k)    such entity has conducted and will conduct its business in its own name or in such fictitious business name as may be required to do business in any state;

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(l)    such entity has maintained and will maintain its accounting records and other entity documents separate from any other person or entity; provided however, Borrower’s assets may be included on a consolidated financial statement of its Affiliates provided that appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such Affiliates;
(m)    such entity has prepared and will prepare separate tax returns (if required to be separately filed) and financial statements, or if part of a consolidated group, is shown as a separate member of such group;
(n)    such entity has paid and, to the extent funds from the Properties and the Unencumbered Properties are sufficient, will pay its own liabilities and expenses out of its own funds and assets; provided, however, that this clause (n) shall not be construed to require any direct or indirect member, partner, shareholder or other owner of such entity to make loans or contribute additional capital to such entity after the date hereof;
(o)    such entity has held and will hold regular meetings, as appropriate, to conduct its business and has observed and will observe all corporate, partnership or limited liability company formalities and record keeping, as applicable;
(p)    such entity has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity;
(q)    such entity has not and will not acquire obligations or securities of its shareholders, partners or members, as applicable;
(r)    such entity has allocated and will allocate fairly and reasonably the costs associated with common employees and any overhead for shared office space and such entity has used and will use separate stationery, invoices and checks;
(s)    such entity has not and will not pledge its assets for the benefit of any other person or entity other than Lender;
(t)    such entity has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name, or in such fictitious business name as may be required to qualify to do business in any state, and not as a division or part of any other person or entity;
(u)    such entity has not made and will not make loans to any person or entity other than inter-company loans to Affiliates;
(v)    intentionally omitted;
(w)    such entity has not entered into and will not enter into or be a party to, any transaction with its shareholders, partners or members, as applicable, or any Affiliates of any of the foregoing, except in the ordinary course of its business pursuant to written agreements and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm’s-length transaction with an unrelated third party;

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(x)    Intentionally omitted;
(y)    such entity has paid and, to the extent funds from the Properties and the Unencumbered Properties are sufficient, will pay the salaries of its own employees and, to the extent funds from the Properties and the Unencumbered Properties are sufficient, has maintained and will maintain a sufficient number of employees in light of its contemplated business operations; provided however that this clause (y) shall not be construed to require any direct or indirect member, partner, shareholder or other owner of such entity to make loans or contribute additional capital to such entity after the date hereof;
(z)    such entity has maintained and intends to maintain adequate capital in light of its contemplated business operations; provided, however, that this clause (z) shall not be construed to require any direct or indirect member, partner, shareholder, or other owner of such entity to make loans or contribute additional capital to such entity after the date hereof and shall not be deemed breached by a decline in the value of the Properties or as a result of a decline in the cash flow from the Properties;
(aa)    intentionally omitted;
(bb)    intentionally omitted; and
(cc)    if any such entity is a limited liability company, its operating agreement will contain the provisions set forth in this definition and such entity shall conduct its business and operations in compliance with the terms contained therein.
“Tenant” - means Private Restaurant Master Lessee, LLC, in its capacity as tenant under the Master Lease.
“Title Company” - means Fidelity National Title Insurance Company.
“Total Net Leverage Ratio” - has the meaning ascribed to such term in the Guarantor Credit Agreement.
“Transfer” - means any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise.
“Unencumbered Properties” – means the properties described on Exhibit A-1 which are not encumbered by the Security Documents or any Liens other than Unencumbered Properties Permitted Liens and are not Collateral for the Loan.
“Unencumbered Properties Permitted Liens” – has the meaning ascribed to such term in Section 6.17.
“Unencumbered Property Net Sales Proceeds” – means the Net Sales Proceeds with respect to any sale of Unencumbered Properties.
“Unencumbered Property Release Amount” - has the meaning ascribed to such term in Section 2.8.

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ARTICLE 2. LOAN
2.1    LOAN. Subject to the terms and conditions of this Agreement, Lender agrees to make, on the Closing Date, a loan (the “Loan”) to Borrower in an amount not to exceed the principal sum of THREE HUNDRED MILLION AND NO/100THS DOLLARS ($300,000,000.00) (the “Loan Amount”).  The Note shall evidence Borrower’s obligation to pay the Loan Amount. The Note shall be secured by the security interests granted pursuant to the Security Documents. Interest shall accrue, and be payable, in respect of the Loan as provided in the Note. Principal shall be payable as provided in the Note.
2.2    LOAN DOCUMENTS. Borrower shall deliver (or cause to be delivered) to Lender concurrently with the Effective Date of this Agreement each of the documents, properly executed and in recordable form, as applicable, described in Exhibit B as Loan Documents.
2.3    EFFECTIVE DATE. The date of the Loan Documents is for reference purposes only. The Effective Date of Borrower’s and Lender’s obligations under the Loan Documents is as defined above.
2.4    MATURITY DATE. On the Maturity Date of the Loan all sums due and owing under this Agreement and the other Loan Documents shall be repaid in full. All payments due to Lender under this Agreement, whether at the Maturity Date or otherwise, shall be paid to Lender, in immediately available funds.
2.5    EXTENSION TERM. Borrower shall have one (1) option (the “Extension Option”), to extend the scheduled Maturity Date of the Loan for twelve (12) months (the period of each such extension, an “Extension Term”), provided that (i) Borrower shall deliver to Lender written notice (the “Extension Notice”) of its election of such Extension Term at least thirty (30) days and not more than ninety (90) days prior to the Initial Maturity Date; provided, however, if Lender has not received the Extension Notice before the date that is thirty (30) days prior to the Initial Maturity Date (and assuming all other conditions of the Extension Option are then, or will be in the ordinary course of business, satisfied), Lender shall deliver written notice to Borrower and Borrower shall have an additional ten (10) days after Borrower’s receipt of Lender’s notice in which to exercise its right to exercise the Extension Term (it being the intent of Lender and Borrower that Borrower’s right to extend the Initial Maturity Date shall not be waived until the expiration of the ten (10) day period following Lender’s notice; (ii) no Default shall be continuing on the Initial Maturity Date; (iii) no Master Lease Default shall then exist or would result due to such extension; (iv) Lease Guarantor shall be in compliance with the Lease Guarantor Performance Threshold at such time and no other Blocked Condition shall then exist; (v) no Cash Trap Event (as defined in the Cash Management Agreement) shall be continuing on the Initial Maturity Date; (vii) Borrower shall have executed and delivered to Lender all agreements, instruments, certificates and documents reasonably required by Lender in connection with the Extension Option, (viii) the Outstanding Loan Balance as of the Initial Maturity Date shall not exceed $110,000,000.00 and (ix) Borrower shall have paid to Lender in cash the Extension Fee and all Fees and Expenses incurred by Lender in connection with the Extension Option. If Borrower fails to exercise any option to extend in accordance with the provisions of this Agreement, the Extension Option will automatically cease and terminate. Except as expressly set forth in this Section 2.5, Lender has no obligation to extend, and Borrower has no right to an extension of, the Loan.
2.6    CREDIT FOR PRINCIPAL PAYMENTS; LIMITATIONS ON PREPAYMENT.

(a)
Any payment made upon the outstanding principal balance of the Loan shall be credited as of the Business Day received, provided such payment is received by Lender no later than 2:00 p.m. (Pacific Standard Time or Pacific Daylight Time, as applicable) and constitutes immediately available funds. Any principal payment received after said time or which

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	11

does not constitute immediately available funds shall be credited upon such funds having become unconditionally and immediately available to Lender.

(b)
During the Initial Term or any Extension Term, Borrower may prepay the Loan, in whole or in part, for any reason, at any time, including (i) to effect a cure of a Blocked Condition hereunder, (ii) in connection with a casualty or condemnation pursuant to Section 2.9(c) hereof, (iii) in connection with a Property Sale pursuant to Section 2.8 hereof, or (iv) in connection with the exercise of the Extension Option pursuant to Section 2.5 hereof.

(c)	Principal of the Loan that is prepaid may not be reborrowed.
2.7    BORROWER’S LIABILITY. Borrower shall have full recourse liability for the Obligations of Borrower under the Loan as evidenced by this Agreement and the other Loan Documents.
2.8    SALE OF PROPERTIES AND UNENCUMBERED PROPERTIES. (a) Borrower may, at its option, (i) refinance any of the Properties, or (ii) sell on an all-cash basis in a third-party bona-fide arms-length sale any of the Properties (each such refinancing or sale referenced in (i) or (ii) is referred to herein as a “Property Sale” or a “Sale”; each such sold Property or refinanced Property is herein called a “Sale Property”, and are collectively herein called the “Sale Properties”), including, without limitation, any sale to Tenant; provided that, prior to or simultaneously with such sale or refinance, all of the following conditions shall be satisfied:

(1)
Borrower shall provide Lender with not less than seven (7) days prior written notice of the intended sale or refinance (“Notice of Sale”), which notice shall be in the form of Exhibit C attached hereto and shall include delivery to Lender of all of the documents and items contemplated to be delivered therein as set forth therein.

(2)
Borrower shall have deposited with Lender, one hundred percent (100%) of the Release Proceeds, such Release Proceeds to be held and disbursed in accordance with the terms of the Cash Management Agreement and pursuant to the terms as outlined in Section 2.9(b) below.

(3)
Upon Lender’s receipt of the Release Proceeds, Lender shall deliver to Borrower or to Borrower’s designated escrow agent an executed partial release of lien or mortgage satisfaction in such form as may be required in the applicable jurisdiction, releasing the Sale Property from the lien of the Security Documents, and Borrower or Borrower’s designated escrow agent shall be free to record said partial release of lien or satisfaction document.

(4)
Borrower and Tenant shall have (1) entered into an amendment to the Master Lease to release and remove the Sale Property from the Master Lease and (2) entered into a new lease for such Sale Property with an initial term (excluding extension options) of at least fifteen (15) years; provided, however, that Lender shall permit such new leases for up to twenty (20) of such Sale Properties to have an initial term (excluding extension options) of less than fifteen (15) years.

Upon the sale or refinancing of a Sale Property in accordance with this Section 2.8: (i) the Sale Property shall be automatically released and removed from the Loan Documents, (ii) all references in this Agreement and the other Loan Documents to the term “Property” or “Properties” shall be references to the Properties (the “Remaining Properties”) that are not a Sale Property; (iii) all

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references in this Agreement and the other Loan Documents to the term “Improvements” shall be references to the Improvements located on the Remaining Properties; and (iv) all references in this Agreement and the other Loan Documents to the term “Master Lease,” shall be references to the Master Lease covering all or any portion of the Remaining Properties. From time to time, upon request by Borrower, Lender shall enter into an additional written agreement, in form and substance reasonably acceptable to Borrower and Lender, confirming the removal of any Sale Property from the Loan Documents (although such additional written agreement shall not be required for such removal to be fully effective on the date of the applicable refinance or sale). Lender acknowledges that once a Property has been refinanced pursuant to this Section 2.8 and has become a Sale Property, Lender shall not be entitled to any further payments or proceeds regarding such Property, including without limitation in the event that such Property is later sold or refinanced.
(b) Borrower may, at its option, sell on an all-cash basis in a third-party bona-fide arms-length sale any of the Unencumbered Properties, provided that, prior to or simultaneously with such sale all of the following conditions shall be satisfied:

(i)
Borrower shall provide Lender with not less than seven (7) days prior written notice of such intended sale, which notice shall be in the form of Exhibit C-1 attached hereto and shall include delivery to Lender of all of the documents and items contained therein as set forth therein.

(ii)
Borrower shall have deposited with Lender either (i) in the absence of a Cash Sweep Period, fifty percent (50%) of the Unencumbered Property Net Sales Proceeds or (ii) during a Cash Sweep Period, one hundred percent (100%) of the Unencumbered Property Net Sales Proceeds (the “Unencumbered Property Release Amount”), such Unencumbered Property Release Amount to be held and disbursed in accordance with the terms of the Cash Management Agreement and applied by Lender to pay down the Outstanding Loan Balance.

(iii)
Upon Lender’s receipt of the Unencumbered Property Release Amount, Lender shall deliver to Borrower or to Borrower’s designated escrow agent an executed release of the Negative Pledge for such Unencumbered Property in such form as may be required in the applicable jurisdiction, releasing such Negative Pledge, and Borrower or Borrower’s designated escrow agent shall be free to record such release.

Notwithstanding the foregoing, Borrower may, at its option, request the release of the Negative Pledge for up to five (5) of the Unencumbered Properties without paying to Lender the Unencumbered Property Release Amount. Within ten (10) days after Borrower’s request therefore, Lender shall deliver to Borrower or to Borrower’s designated escrow agent an executed release of the Negative Pledge for such Unencumbered Property in such form as may be required in the applicable jurisdiction, releasing such Negative Pledge, and Borrower or Borrower’s designated escrow agent shall be free to record such release.
2.9    CASH MANAGEMENT; MANDATORY PRINCIPAL AND INTEREST PAYMENTS.

(a)
Rental Income; Loss Proceeds and Impounds. Borrower shall enter into the Cash Management Agreement, which shall govern the collection, holding, application, and disbursement of all Rental Income, Loss Proceeds, Impounds and Release Price.

(b)	Net Sales Proceeds; Release Price; Release Proceeds. Borrower shall deposit with the Depository, pursuant to the terms and provisions of the Cash Management Agreement,

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concurrently with any Sale of a Property in accordance with Section 2.8, an amount equal to (i) the Release Price associated with such Property Sale plus (ii) to the extent that the Release Price is less than one hundred percent (100%) of the Net Sales Proceeds for such Sale Property, the sum of (A) any outstanding fees and expenses incurred by Lender under the Loan (whether or not incurred in connection with the Sale) including reasonable attorney’s fees and expenses (collectively, “Outstanding Fees and Expenses”), (B) any accrued and unpaid Monthly Payments, and (C) any past due Impounds (as described in the Cash Management Agreement) (collectively, the “Release Proceeds”), to be held and applied as set forth therein and in accordance with this Section 2.9(b). As more particularly set forth in (and subject to the terms of) the Cash Management Agreement, the parties hereto hereby agree that the Release Proceeds shall be remitted to Lender and applied, as soon as practicable, in the following priority: (i) first, to the payment of any Outstanding Fees and Expenses, (ii) second, to pay any accrued and unpaid Monthly Payments, (iii) third, to pay past due Impounds (as described in the Cash Management Agreement), if any, (iv) fourth, to pay down the Outstanding Loan Balance in an amount equal to the Release Price applicable to the subject Sale Property(ies); and (v) fifth, any excess of either (A) Release Proceeds over the Release Price or (B) the Release Price over the Outstanding Loan Balance shall be distributed to Borrower.
Lender acknowledges and agrees that all Property Sales will occur at the Title Company, or other title company acceptable to Borrower, and that any proceeds of Sale will first be deposited in to an escrow at such title company by the purchaser (or refinancing lender) of the Sale Property. Lender agrees to reasonably cooperate with Borrower and any such title company in connection with any such Sale, including without limitation by issuing written instructions and/or a demand letter to such title company and Borrower prior to such Sale specifying the Release Proceeds to be delivered by Borrower and such title company required to obtain the Partial Release for the applicable Property.
Upon Lender’s confirmation that the Release Proceeds have been received by Depository, Lender shall provide written notice to Tenant under the Master Lease pursuant to the Payment Direction Letter confirming that all future payments due under the Master Lease shall be made as directed by Borrower and are no longer to be made to the Restricted Account.

(c)
Casualty and Condemnation Proceeds. Subject to any restrictions contained in, and rights of Tenant under, the Master Lease and any requirements of the Mortgages, all casualty and condemnation proceeds payable to Borrower in connection with any Property shall be deposited with the Depository under the Cash Management Agreement to be held and disbursed as set forth therein. Notwithstanding anything to the contrary set forth herein, or in any of the Loan Documents, with respect to such casualty and condemnation proceeds payable to Borrower, the provisions of the Master Lease shall control over any inconsistent provision contained herein or in any of the other Loan Documents; provided, however, that in the event Borrower holds casualty and condemnation proceeds pursuant to the Master Lease in an aggregate amount in excess of $25,000,000.00 at any time, the amount in excess of $25,000,000.00 shall be deposited with the Depository under the Cash Management Agreement to be held and disbursed as set forth therein.

(d)
Tenant Impound Requirements. Subject to any restrictions contained in, and rights of Tenant under, the Master Lease, any amounts required to be escrowed with the Depository under the Cash Management Agreement shall be held and disbursed as set forth therein

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pursuant to the terms of the Master Lease. Notwithstanding anything to the contrary set forth herein, or in any of the Loan Documents, with respect to any such amounts required to be escrowed with the Depository under the Cash Management Agreement, the provisions of the Master Lease shall control over any inconsistent provision contained herein or in any of the other Loan Documents.

(e)
Grant of Security Interest; Application of Funds. As security for payment of the Loan and the performance by Borrower of all other terms, conditions and provisions of the Loan Documents, Borrower hereby pledges and assigns to Lender, and grants to Lender, a security interest in, all Borrower’s right, title and interest in and to all Impounds and Account Funds. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Account Funds, or Accounts, or permit any lien to attach thereto, or any levy to be made thereon, or any UCC Financing Statements to be filed thereon, except those naming Lender as the secured party, to be filed with respect thereto; provided that in no event shall the foregoing restrict such activities regarding Borrower’s Operating Account. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Upon the occurrence and during the continuance of a Default, subject to any restrictions contained in, and rights of Tenant under, the Master Lease, Lender may apply all or any part of the Account Funds against the amounts outstanding under the Loan in any order and in any manner as Lender shall elect (except as otherwise specifically set forth in the Cash Management Agreement) in Lender’s discretion without seeking the appointment of a receiver and without adversely affecting the rights of Lender to foreclose the liens and security interests securing the Loan or exercise its other rights under the Loan Documents. The Account Funds shall not constitute trust funds and may be commingled with other monies held by Lender except as otherwise set forth in the Cash Management Agreement.

ARTICLE 3. DISBURSEMENT
3.1    CONDITIONS PRECEDENT. Lender’s obligation to disburse any portion of the Loan or take any other action under the Loan Documents in respect of the making of the Loan, shall be subject at all times to the prior or concurrent satisfaction of each of the following conditions precedent, and disbursement of the Loan by Lender evidences that each of the following conditions precedent have been satisfied:

(a)	There exists no Default or Potential Default; and

(b)
Lender shall have received all Loan Documents, including without limitation, the Security Documents, satisfactory opinions of counsel to Borrower as to authority, legality, validity and the binding effect and enforceability of the Loan Documents, and such other documents, instruments, policies, and forms of evidence or other materials, including mortgage loan title policies or proforma mortgage loan title policies, surveys, zoning reports, UCC lien/bankruptcy/litigation searches, flood hazard certifications, evidence of property insurance and any and all reports, data, certificates and documents customarily and reasonably required by Lender, in form and substance as reasonably requested by Lender under the terms of this Agreement or any of the other Loan Documents; and

(c)
Lender shall have reviewed and approved Borrower’s Organizational Documents and capital structure, including evidence to Lender’s reasonable satisfaction that Borrower satisfies the Single Purpose Entity Requirements as set forth in this Agreement, as well as resolutions of Borrower and Guarantor; and

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(d)
Lender shall have received satisfactory evidence that the original principal amount of the Loan is in an amount which is not greater than fifty percent (50%) of the aggregate value of the Properties as reflected by the appraisals described in subsection (e) below; and

(e)	Lender shall have received satisfactory appraisals and shall have completed satisfactory property inspections, in number and in form and substance satisfactory to Lender; and

(f)	Lender shall have received all of its internal credit approvals as customary in connection with loans of a nature similar to the Loan; and

(g)
There shall not have occurred (x) a material adverse change in the business, assets, properties, liabilities (actual or contingent), operations or condition (financial or otherwise) of Borrower, Guarantor, Lease Guarantor or the Properties since the date of that certain Term Sheet dated December 3, 2015 by and between Lender and Borrower or (y) a change in the facts and information regarding such persons or entities or Properties as represented to date, which change would reasonably be expected to have a Material Adverse Effect; and

(h)	As determined by Lender on a proforma basis after giving effect to the transactions contemplated hereby, the Total Net Leverage Ratio shall not be greater than 2.50:1; and

(i)
The absence of any action, suit, investigation or proceeding pending or, to the knowledge of Borrower, threatened in any court or before any arbitrator or governmental authority that would reasonably be expected to have a Material Adverse Effect; and

(j)
Lender shall have completed a due diligence investigation of Borrower, Guarantor and Lease Guarantor in each case in scope, and with results, reasonably satisfactory to Lender and shall have been given such access to the management, records, books of account, contracts and properties of Lease Guarantor, Borrower and Guarantor and its subsidiaries, if any, and shall have received such financial, business and other information regarding Borrower, Guarantor and Lease Guarantor as Lender shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, the most recently completed annual financial statements of Lease Guarantor, interim financial statements of Lease Guarantor dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event Lender’s due diligence review reveals material changes since such financial statements, as of the most recently completed month for which such statements are available); and

(k)
Lender shall have received, in form and substance reasonably satisfactory to it, all Environmental Reports with respect to the Properties and such other reports, audits or certifications available to Borrower as Lender may reasonably request; and

(l)
Lender shall have received certifications as to the financial condition and solvency of Lease Guarantor (after giving effect to the transactions contemplated hereby and the incurrence of indebtedness related hereto) from the chief financial officer of Lease Guarantor; and

(m)	Lender shall have reviewed and approved the Master Lease, as amended; and

(n)	Lender shall have reviewed and approved the Lease Guaranty; and

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(o)
Lender shall have received an estoppel certificate from Tenant, as well as a subordination, non-disturbance and attornment agreement from Tenant, in form and content reasonably satisfactory to Lender; and

(p)
Lender shall have approved the amount, the type and terms and conditions of all insurance maintained or required by Lender to be maintained by Borrower and Tenant, and Lender shall have received such endorsements naming Lender as an additional insured or loss payee thereunder; and

(q)
All recordable Security Documents and UCC-1 financing statements shall have been delivered to the Title Company for recordation and any and all accrued fees and expenses of Lender (including those of its counsel) shall have been itemized on a settlement or closing statement approved by Lender to be paid by Borrower on the Closing Date (without prejudice to the right of Lender for reimbursement at a later date for any amounts not so itemized or invoiced at such time); and

(r)
Lender shall have received verification of the involvement of any broker in connection with the transactions contemplated herein and any such broker (as well as any agreements with Borrower in connection with the transactions contemplated herein) shall be satisfactory to Lender, in its reasonable discretion; and

(s)	Borrower shall have paid to Lender the Loan Fee.

ARTICLE 4. DUE ON SALE/ENCUMBERANCE
4.1    PROPERTY TRANSFERS.

(a)
Prohibited Property Transfers. Subject to Section 4.1(b), Borrower shall not cause or permit any Transfer of all or any part of or any direct legal or beneficial interest in the Property or the Collateral (collectively, a “Prohibited Property Transfer”), including, without limitation, (A) the Transfer of all or any part of Borrower’s right, title and interest in and to (1) the Property, (2) the Master Lease, or (3) except as permitted under the Cash Management Agreement, any rents, issues, deposits and profits of the Property, including, without limitation, all amounts payable and all rights and benefits accruing to Lender under the Master Lease, (B) the Transfer by Tenant of its leasehold interest under the Master Lease (except as expressly permitted pursuant to the terms of such Master Lease) or (C) as a result of any right of first offer, right of first refusal, purchase option right, right of reverter, and any similar right to acquire fee or leasehold title to any Property.

(b)
Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (A) a Transfer which is expressly permitted under this Agreement, the Note or other Loan Documents; (B) any transfer or assignment by Tenant or by any direct or indirect beneficial owner in Tenant, or any sublease, in each case to the extent permitted by the Master Lease, (C) a lease which is permitted under the Mortgages; and (D) the sale of inventory in the ordinary course of the business at the Property.

4.2    EQUITY TRANSFERS.

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(a)
Prohibited Equity Transfers. Subject to Section 4.2(b) below, Borrower shall not cause or permit any Transfer of any direct legal or beneficial interest in Borrower or Member (collectively, a “Prohibited Equity Transfer”), including without limitation, (A) if Borrower or Member is a corporation, any merger, consolidation or other Transfer of such corporation’s stock or the creation or issuance of new stock in one or a series of transactions; (B) if Borrower or Member is a limited partnership, limited liability partnership, general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Transfer of the partnership interest of any general or limited partner or any profits or proceeds relating to such partnership interests or the creation or issuance of new limited partnership interests; (C) if Borrower or Member is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member), or the Transfer of a non-managing limited liability company interest or the creation or issuance of new non-managing limited liability company interests; or (D) if Borrower or Member is a trust, any merger, consolidation or other Transfer of any legal or beneficial interest in Borrower or Member or the creation or issuance of new legal or beneficial interests. Notwithstanding the foregoing, in no event shall a Transfer or proposed Transfer of any direct or indirect legal or beneficial interest in Borrower (whether by a Restricted Party or a non-Restricted Party) be done in a manner that would violate the Patriot Act.

(b)
Permitted Equity Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Equity Transfer: (A) a Transfer by a natural person who is a member, partner or shareholder of a Restricted Party to a revocable inter vivos trust having such natural person as both trustor and trustee of such trust and one or more immediate family members of such natural person as the sole beneficiaries of such trust; (B) a Transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party to one or more family members of such member, partner or shareholder; and (C) a Transfer of 100% of a Restricted Party’s interests to one or more wholly owned subsidiaries where, after giving effect to such Transfer, Guarantor shall retain direct or indirect control over such Restricted Party; provided, that, in all of the foregoing cases shall such Transfer be done in a manner that would not violate the Patriot Act.

(c)
Entity Status. Nothing contained in this Section 4.2 shall be construed to permit any Transfer which would result in a breach of any representation, warranty or covenant of Borrower in the Loan Agreement.

4.3    THIS ARTICLE CONTROLS. This Article shall control over any other provisions of any of the Loan Documents purporting to restrict any Transfers by Borrower, Member, Guarantor, or any holder of a direct or indirect interest in any of them.
ARTICLE 5. INSURANCE
Borrower shall, while any obligation of Borrower or Guarantor under any Loan Document remains outstanding, maintain or cause to be maintained by Tenant, at no expense to Lender, with licensed insurers approved by Lender, the policies of insurance and coverages in form and substance reasonably satisfactory to Lender, and as set forth in the Master Lease.
ARTICLE 6. REPRESENTATIONS AND WARRANTIES

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As a material inducement to Lender’s entry into this Agreement, Borrower represents and warrants to Lender, as of the Effective Date and continuing thereafter, that:
6.1    AUTHORITY/ENFORCEABILITY. To Borrower’s knowledge, Borrower is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own each Property as contemplated by the Loan Documents and to act as and perform its obligations as the landlord under the Master Lease. Guarantor is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to undertake and perform its obligations under each Loan Document to which it is or is to become a party.
6.2    BINDING OBLIGATIONS. Each of Borrower and Guarantor is authorized to execute, deliver and perform its obligations under the Loan Documents to which it is or is to become a party, and such obligations are, or upon execution and delivery thereof, will be, valid and binding obligations of Borrower or Guarantor, as the case may be, subject to bankruptcy, insolvency and other laws affecting creditors’ rights generally and to general equitable principles.
6.3    ORGANIZATIONAL DOCUMENTS. Borrower has delivered to Lender all Organizational Documents of Borrower, the sole member of Borrower (the “Member”)], and Guarantor and all such Organizational Documents shall remain in full force and effect and have not been amended or modified since they were delivered to Lender. The Member of Borrower is indirectly controlled solely by Guarantor and the direct ownership of the Member of Borrower is described on Schedule 6.3 attached hereto. The upstream ownership of Borrower as of the Effective Date is accurately reflected on Schedule 6.3 attached hereto. Guarantor has full power and authority to execute and deliver the Guaranty, without the consent or approval of any Person other than such consents and approvals as have been obtained and are in full force and effect and without violating any contractual restriction to which it may be a party. Borrower shall promptly provide Lender with copies of any amendments or modifications of the Organizational Documents referred to in this Section 6.3.
6.4    NO VIOLATION. The execution, delivery, and performance under the Loan Documents by Borrower or Guarantor, as applicable, do not: (a) require any consent or approval not heretofore obtained under any Organizational Document of any such Person; (b) to Borrower’s or Guarantor’s knowledge, without inquiry, violate any governmental requirement applicable to any Property or any other statute, law, regulation or ordinance or any order or ruling of any court or Governmental Authority; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which Borrower, Guarantor or any Property is bound or regulated; or (d) to Borrower’s or Guarantor’s knowledge, without inquiry, violate any statute, law, regulation or ordinance, or any order of any court or Governmental Authority.
6.5    COMPLIANCE WITH LAWS. Except as reflected in the Property Condition Reports or as otherwise set forth in the Disclosure Agreement, Borrower has received no written notice that Borrower has not obtained (or has not caused Tenant to obtain) all material permits, licenses, exemptions, and approvals reasonably necessary to own, occupy, lease, operate and market each Property, and shall use commercially reasonable efforts to maintain compliance with all material governmental requirements and laws applicable to each such Property and all other material applicable statutes, laws, regulations and ordinances necessary for the transaction of their business, except where non-compliance will not materially adversely affect the value of the Property as security for the Loan or the intended use of the Property or have a Material Adverse Effect.

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6.6    LITIGATION. Except as otherwise disclosed in the Disclosure Agreement, there are no claims, actions, suits, or proceedings pending, or to Borrower’s knowledge, threatened against Borrower or Guarantor that would have a Material Adverse Effect on Borrower, Guarantor or any of the Properties.
6.7    FINANCIAL CONDITION. All financial statements and information heretofore and hereafter delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, Guarantor, the Properties and Member, fairly and accurately represent in all material respects (or, in the case of financial statements prepared by Lease Guarantor or Tenant, except as otherwise promptly disclosed to Lender in writing upon Borrower’s becoming aware of any material inaccuracy therein, to Borrower’s knowledge, fairly and accurately represent in all material respects) the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Borrower acknowledges and agrees that Lender may reasonably request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.
6.8    NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the financial condition of Borrower, Guarantor or any of the Properties since the dates of the latest financial statements furnished to Lender and Borrower has not entered into any material transaction which is not disclosed in such financial statements or the Loan Documents.
6.9    ACCURACY. All reports, documents, instruments, information and forms of evidence prepared by Borrower and Guarantor concerning the Loan, the Properties or the security for the Loan or required by the Loan Documents are materially accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter in all material respects, and do not contain any material misrepresentation or omission, and Borrower has no knowledge of any material misrepresentation or omission in any report prepared by third parties which has not been, promptly upon its becoming known, disclosed to Lender. No statement of fact made by or on behalf of Borrower or Guarantor, or in the Loan Documents, or in any other document or certificate delivered to Lender by or on behalf of Borrower or Guarantor, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower or Guarantor which has not been, promptly upon its becoming known, disclosed to Lender that materially adversely affects, or that would reasonably be expected to have a Material Adverse Effect on Borrower or Guarantor.
6.10    AMERICANS WITH DISABILITIES ACT COMPLIANCE. Except as reflected in the Property Condition Reports or as otherwise set forth in the Disclosure Agreement, Borrower has received no written notice that any of the Properties does not comply in all material respects with the requirements and regulations of the ADA. At Lender’s written request, but not more than once during the term of the Loan, if Lender reasonably believes that the Properties are not in compliance and that such noncompliance is likely to have a Material Adverse Effect (as defined in the Mortgages), Borrower shall exercise its rights of inspection under the Master Lease to confirm such compliance, and shall provide Lender with written evidence of such compliance reasonably satisfactory to Lender. Subject to the terms of the Master Lease and any obligations of Tenant thereunder, Borrower shall be solely responsible for all such ADA costs of compliance and reporting.
6.11    BUSINESS LOAN. The Loan is a business loan transaction in the Loan Amount solely for the purpose of carrying on the businesses of Borrower, and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of Borrower.

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6.12    MANAGEMENT AND OTHER AGREEMENTS. Except as otherwise disclosed in the Disclosure Agreement, Borrower is not a party or subject to any management, brokerage, listing or purchase agreement with respect to the Properties or any Property.
6.13    TITLE TO ASSETS; NO LIENS. To Borrower’s knowledge, without inquiry except for a review of the various mortgage loan title insurance commitments for the Properties issued to Lender by the Title Company, Borrower has good, indefeasible and marketable fee title to all of the Properties identified on Exhibit A, and each of such Properties is free and clear of all security interests, liens or other encumbrances, except (i) as set forth in the mortgage loan title insurance policies issued to Lender in connection with the Loan, (ii) fees or charges or statutory liens for taxes or other governmental charges not yet due and payable or due and payable but not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings; (iii) mechanics’, carriers’, workers’, repairers’ and similar statutory liens arising or incurred in the ordinary course of business or in connection with construction contracts for amounts that are not delinquent or are being contested in good faith and that would not individually or in the aggregate be materially adverse to Borrower; (iv) zoning, entitlement, building codes and other land use regulations, ordinances or legal requirements imposed by any governmental authorities having jurisdiction over the Properties; and (v) all rights relating to the construction and maintenance in connection with any public utility of wires, poles, pipes, conduits and appurtenances thereto, on, under or above any Property. Except for the Preferential Rights, no Property is subject to any right of first offer, right of first refusal, purchase option right, right of reverter, and any similar right to acquire fee title to such Property.
6.14    COMPLIANCE WITH ANTI-TERRORISM, EMBARGO, SANCTIONS AND ANTI-MONEY LAUNDERING LAWS. Borrower, Guarantor, and to Borrower’s knowledge (a) each Person owning a direct or indirect interest in Borrower and/or Guarantor and (b) each Tenant (and each Person owning a direct or indirect interest in Tenant): (i) is not currently identified on the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control (currently is accessible through the internet website at www.treas.gov/ofac/t11sdn.pdf) or any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any legal requirements (or if such list does not exist, the similar list then being maintained by the United States), including trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States; (ii) is not a Person subject to any trade restriction, trade embargo, economic sanction, or other prohibition under federal law, including the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any executive orders or regulations promulgated thereunder; and (iii) is not in violation of Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism and the Uniting and Strengthening America by Providing Appropriate Tools Required in Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (also known as the “Patriot Act”), with the result that (A) the investment in Borrower or Guarantor, as applicable (whether directly or indirectly), is prohibited by Law, or (B) the Loan is in violation of Law. Borrower, Guarantor, and to Borrower’s knowledge (a) each Person owning a direct or indirect interest in Borrower and/or Guarantor and (b) each Tenant (and each Person owning a direct or indirect interest in Tenant): (i) is in compliance with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq. (the “FCPA”), and any foreign counterpart thereto, (ii) has not made any payment, offering, or promise to pay, or authorized the payment of, money or anything of value (x) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (y) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (z) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully in violation of the FCPA. Borrower covenants and agrees to immediately notify Lender upon notice to Borrower of any violation of this Section 6.14, whereupon such violation shall be

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deemed an Optional Default under this Agreement and the other Loan Documents, which shall entitle Lender, at its option exercised in its sole and absolute discretion, and without any rights to cure such default, to declare all principal, interest and other sums owing to Lender under the Note and the other Loan Documents (including, without limitation, all Outstanding Fees and Expenses) immediately due and payable.
6.15    FEDERAL INCOME TAX CLASSIFICATION. As of the Closing Date, Borrower is classified as a disregarded entity for federal income tax purposes.
6.16    SINGLE PURPOSE ENTITY. Borrower satisfies the Single Purpose Entity Requirements.
6.17    UNENCUMBERED PROPERTIES. To Borrower’s knowledge, without inquiry, each of the Unencumbered Properties is free and clear of all Liens except (a) fees or charges or statutory liens for taxes or other governmental charges not yet due and payable or due and payable but not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings; (b) mechanics’, carriers’, workers’, repairers’ and similar statutory liens arising or incurred in the ordinary course of business or in connection with construction contracts for amounts that are not delinquent or are being contested in good faith and that would not individually or in the aggregate be materially adverse to Borrower; (c) zoning, entitlement, building codes and other land use regulations, ordinances or legal requirements imposed by any governmental authorities having jurisdiction over the Unencumbered Properties; (d) all rights relating to the construction and maintenance in connection with any public utility of wires, poles, pipes, conduits and appurtenances thereto, on, under or above the Unencumbered Properties (all of the matters listed in items (a) through (d) above in this Section 6.17 may be referred to hereafter collectively as the “Unencumbered Properties Permitted Liens”).
ARTICLE 7. HAZARDOUS MATERIALS
7.1    SPECIAL REPRESENTATIONS AND WARRANTIES. Without in any way limiting the other representations and warranties set forth in this Agreement, Borrower hereby specially represents and warrants, to Borrower’s knowledge, without inquiry, as of the Effective Date as follows, and, except as would not reasonably be expected to have a Material Adverse Effect:

(a)
Hazardous Materials. Except as set forth in the Environmental Reports, no Property is or has been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials in violation of applicable Hazardous Materials Laws.

(b)
Hazardous Materials Laws. Other than as set forth in the Environmental Reports or in the Disclosure Agreement, the Properties are in compliance in all material respects with applicable Hazardous Materials Laws.

(c)	Hazardous Materials Claims. Other than as set forth in the Environmental Reports or in the Disclosure Agreement, there are no Hazardous Materials Claims.
7.2    HAZARDOUS MATERIALS COVENANTS. Borrower agrees as follows:

(a)
No Hazardous Activities. Except in material compliance with Hazardous Materials Laws, Borrower shall not cause or, by agreement, permit any third party to cause or permit, any Property to be used as a site for the use, generation, manufacture, storage, treatment,

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release, discharge, disposal, transportation or presence of any Hazardous Materials in violation of Hazardous Materials Laws.

(b)
Compliance. Borrower shall comply and cause each Property to comply with all Hazardous Materials Laws; provided that with respect to existing investigation, monitoring and remediation of violations of Hazardous Materials Laws disclosed in the Environmental Reports or in the Disclosure Agreement or subsequent violations disclosed promptly to Lender by Borrower in accordance with the Hazardous Materials Indemnity Agreement, Borrower shall not be deemed to be in breach of this Section 7.2(b) by reason of such disclosures for so long as existing or subsequent investigation, monitoring and/or remediation is conducted in accordance with the requirements of Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect thereof.

(c)
Remedial Action. In response to actual knowledge by Borrower of the presence of any Hazardous Materials on, under or about any Property in violation of Hazardous Materials Laws, Borrower shall immediately take (or cause to be taken) all Remediation required by any Hazardous Materials Laws in respect to any Hazardous Materials Claims in accordance with and as set forth in the Hazardous Materials Indemnity Agreement.

(d)
Monitoring. In response to actual knowledge by Borrower of a Release at any Property in violation of Hazardous Materials Laws, Borrower shall comply (or cause Tenant or any other responsible person to comply) with Hazardous Materials Laws regarding required Remediation as set forth in the Hazardous Materials Indemnity Agreement.

7.3    INSPECTION BY LENDER. Upon reasonable prior notice to Borrower, and subject to the rights of Tenant and the obligations of Borrower under the Master Lease (provided that Borrower, and not Lender, shall be solely responsible for such obligations of Borrower), Lender, its employees and agents, may, at Lender’s sole cost, from time to time at any reasonable time (excluding Tenant’s peak hours of operation), whether before or after the commencement of a non-judicial or judicial foreclosure proceeding, enter each or any Property solely to inspect such Property and ascertain Borrower’s compliance with the terms of this Agreement or the Loan Documents. Lender shall use reasonable efforts to assure that Lender’s entry upon and inspection of the Property shall not materially and unreasonably interfere with the business or operations of Borrower or Tenant on the Property.
7.4    HAZARDOUS MATERIALS INDEMNITY. BORROWER AND GUARANTOR HEREBY AGREE TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER PARTIES FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND REASONABLE LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH A LENDER PARTY MAY ACTUALLY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF (I) THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTIES IN VIOLATION OF HAZARDOUS MATERIALS LAWS OR (II) THE BREACH OF ANY COVENANT, REPRESENTATION OR WARRANTY OF BORROWER AND GUARANTOR UNDER SECTIONS 7.1 AND 7.2 HEREOF AND UNDER THE HAZARDOUS MATERIALS INDEMNITY AGREEMENT; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY LENDER PARTY, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS, OR REASONABLE LEGAL OR OTHER

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EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH LENDER PARTY. THIS INDEMNITY SHALL INCLUDE WITHOUT LIMITATION: (AA) ALL CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES AGAINST LENDER PARTIES) ACTUALLY PAID OR INCURRED BY ANY LENDER PARTY; AND (BB) ALL COURT COSTS AND REASONABLE ATTORNEYS’ FEES (INCLUDING, WITHOUT LIMITATION, EXPERT WITNESS FEES) PAID OR INCURRED BY LENDER PARTIES; AND (CC) THE COSTS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY REMEDIATION (AS DEFINED IN THE HAZARDOUS MATERIALS INDEMNITY AGREEMENT) OF THE PROPERTY WHICH IS REQUIRED BY ANY GOVERNMENTAL ENTITY OR IS OTHERWISE NECESSARY TO RENDER THE PROPERTY IN COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. BORROWER AND GUARANTOR SHALL PAY TO EACH LENDER PARTY WITHIN THIRTY (30) DAYS AFTER DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE DUE UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. EXCEPT AS PROVIDED IN THE HAZARDOUS MATERIALS INDEMNITY AGREEMENT, BORROWER’S AND GUARANTOR’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER PARTIES SHALL SURVIVE THE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE, RECONVEYANCE OR PARTIAL RECONVEYANCE OF ANY LIENS AND SECURITY INTERESTS AT ANY TIME SECURING THE LOAN.
ARTICLE 8. COVENANTS OF BORROWER
8.1    FEES AND EXPENSES. Borrower shall immediately pay Lender upon demand all reasonable costs and expenses incurred by Lender in connection with: (a) the preparation of this Agreement and all other Loan Documents contemplated hereby; (b) the administration of this Agreement and the other Loan Documents for the term of the Loan; (c) the enforcement or satisfaction by Lender of any of Borrower’s obligations under this Agreement and the other Loan Documents; or (d) otherwise protecting the interests of Lender under this Agreement and any other Loan Document, including, without limitation, in connection with any bankruptcy, insolvency, reorganization, rehabilitation, liquidation or other similar proceeding in respect of any Obligor or an assignment by any Obligor for the benefit of its creditors, subject, in the event that an action is commenced, to the proviso to Section 11.10. For all purposes of this Agreement, Lender’s reasonable costs and expenses shall include, without limitation (in each case, to the extent reasonable), all appraisal fees, cost engineering and inspection fees, legal fees and expenses, accounting fees, environmental and other consultant fees, auditor fees, and the cost to Lender of any title insurance premiums, title endorsements and other charges, surveys, recording and notary fees. Notwithstanding the foregoing, Lender’s reasonable costs and expenses shall not include the costs and expenses of Lender’s required periodic inspections of any of the Properties by an independent supervising architect and/or cost engineering specialist. Borrower recognizes and agrees that formal written appraisals of the Properties or any Property by a licensed independent appraiser may be required by Lender’s internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis. The costs of any such appraisals shall be at Borrower’s sole cost and expense; provided, however, that so long as no Default shall have occurred and be continuing, Borrower shall not be required to pay for any such appraisals more than once during the term (including the Initial Term and any Extension Term) of the Loan.
8.2    ERISA COMPLIANCE. Borrower shall at all times comply with the provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as

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possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.
8.3    MANAGEMENT OF PROPERTY; BROKERAGE AGREEMENTS. Any third party management, brokerage, sale or leasing broker listing, purchase, or other agreements entered into by Borrower with respect to the Properties or any Property shall be expressly subordinated to the Loan on terms and conditions reasonably acceptable to Lender.
8.4    APPROVAL OF LEASES. Unless otherwise consented to by Lender in writing (it being understood that Lender’s execution and delivery of this Agreement, together with Lender’s disbursement of the Loan, shall constitute Lender’s written consent to the terms of the Master Lease in existence as of the Effective Date), all leases and all amendments or terminations of any such leases, including the Master Lease, are subject to the terms and conditions of the Mortgages; provided, however, Borrower shall be entitled to amend the Master Lease to reflect a Sale of a Property pursuant to Section 2.8(A) hereof or a sale of an Unencumbered Property pursuant to Section 2.8(B) hereof and in the event of a casualty and condemnation, in each case without Lender’s consent, provided that Lender receives copies of any such amendment documents, and all other provisions of this Agreement, the other Loan Documents and the Master Lease are satisfied in connection with such Property Sale, casualty or condemnation.
8.5    OPINION OF LEGAL COUNSEL; GOOD STANDING CERTIFICATES. Borrower shall provide, at closing of the Loan, at Borrower’s expense, opinions of legal counsel in form and content reasonably satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms, subject to bankruptcy, insolvency and other laws affecting creditors’ rights generally and to general equitable principles; (b) each of Borrower and Guarantor is duly formed and has all requisite authority to enter into the Loan Documents to which it is a party and Borrower has all requisite authority to enter into and perform its obligations as landlord under the Master Lease; and (c) such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request. Borrower shall provide, at closing of the Loan, at Borrower’s expense, evidence of good standing of Borrower and/or qualification to do business from the secretary of state of the state in which Borrower is organized (and, if applicable, from the taxing authority of such state), and evidence reasonably satisfactory to Lender that Borrower (and if required by applicable Law, Member), has filed an application for Borrower’s qualification to do business in each state in which a Property owned (or to be acquired) by Borrower is located or in which the nature of its business requires it to be so qualified and is diligently pursuing and will continue to diligently pursue, obtain and deliver to Lender, certificates of qualification to do business from all of the applicable secretary of states prior to closing of the Loan.
8.6    FURTHER ASSURANCES. Upon Lender’s request and at Borrower’s sole cost and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as reasonably determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any security interests or liens created by the Loan Documents.
8.7    ASSIGNMENT. Without the prior written consent of Lender, and subject to Article 4 hereof, Borrower shall not assign Borrower’s interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void.

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8.8    EXISTENCE. Borrower shall at all times maintain its existence as a limited liability company and preserve and keep in full force and effect its rights and franchises unless the failure to maintain such rights and franchises does not have a Material Adverse Effect on Borrower.
8.9    QUALIFICATION, NAME. Borrower (and if required by applicable Laws), shall qualify and remain qualified to do business in each jurisdiction in which a Property owned (or acquired) by Borrower is located or in which the nature of its business requires it to be so qualified. Borrower will transact business solely in its own name. Borrower will not change its name, address or state of formation without giving prior written notice thereof to Lender.
8.10    COMPLIANCE WITH LAWS, ETC. Borrower shall (a) comply with all material applicable laws, and all restrictive covenants of record affecting Borrower or any Property, performance, prospects, assets or operations of Borrower, and (b) obtain as needed all material permits necessary for its operations and maintain such in good standing, except in each of the foregoing cases where the failure to do so will not have a Material Adverse Effect on Borrower.
8.11    SPECIAL COVENANTS; SINGLE PURPOSE ENTITY. Without the prior written reasonable consent of Lender, and except as otherwise specifically provided herein or in any of the other Loan Documents, neither Borrower nor Member shall (a)intentionally omitted; (b) make or permit any amendment to the Organizational Documents of Borrower or Member, in each case which would violate the Single Purpose Entity Requirements set forth in this Agreement; (c) (i) except for sales or leases of one or more Properties entered into in accordance with this Agreement, the Mortgage or any of the other Loan Documents, sell or otherwise dispose of, or create, assume or permit to exist any security interest, lien or other encumbrance on, all or any portion of Borrower’s interest in any Property, or (ii) agree, for the benefit of any Person other than Lender, not to create, assume or permit to exist any security interest, lien or other encumbrance on all or any portion of Borrower’s interest in any Property; (d) except to reflect the Sale of a Property pursuant to Section 2.8 hereof, in connection with a casualty or condemnation, or as otherwise permitted by the Mortgage or the other Loan Documents, amend the Master Lease with respect to such Properties; (e) suffer or permit any direct or indirect change in the ownership of Borrower that causes a Default under Article 4 of this Agreement; (f) create, incur or permit to exist any liabilities resulting from borrowings, loans or advances, whether secured or unsecured, other than (i) under the Loan Documents, (ii) as permitted under the Single Purpose Entity Requirements set forth in this Agreement, or (iii) in conjunction with various existing or prospective intercompany loans by and between Borrower and Borrower’s Affiliates; (g) incur or permit to incur any liens or encumbrances on Borrower’s assets or Member’s membership interest in Borrower other than liens or encumbrances described in Section 6.13 of this Agreement; or (h) otherwise fail to be satisfy the Single Purpose Entity Requirements. Upon Borrower’s satisfaction of Borrower’s Obligations under the Loan, Lender shall provide to Borrower promptly upon Borrower’s request therefor, written confirmation of same.
8.12    USE OF PROCEEDS. Borrower shall use the proceeds of the Loan to pay, to reduce and pay off Borrower’s debt, including, without limitation, the Loan, or to reimburse Borrower amounts paid in respect of the Aggregate Transaction Costs and to provide working capital to continue the operation and marketing of the Properties, with excess proceeds distributed to Member or another of Borrower’s Affiliates.
8.13    PAYMENT OF TAXES AND CLAIMS. Borrower shall pay (or cause to be paid) (a) except to the extent being contested in good faith by appropriate proceedings (so long as adequate reserves are maintained in accordance with the terms of the Master Lease), all federal taxes and other material taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of its business, income or property before any penalty or interest accrues thereon, and (b) except to the extent being contested in good faith by appropriate proceedings, all claims (including, without

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limitation, claims for labor, services, materials and supplies) for sums, material in the aggregate to Borrower, which have become due and payable and which by Law have or may become a lien or encumbrance, other than a judgment lien, upon any of Borrower’s properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto.
8.14    MAINTENANCE OF PROPERTIES. Borrower shall maintain (or cause to be maintained) in good repair, working order and condition, excepting ordinary wear and tear and acts of God, all of the Properties, and will make or cause to be made all appropriate repairs, renewals and replacements thereof, subject in each case to the terms of the Loan Documents and the Master Lease regarding reconstruction of the Properties following casualty and condemnation.
8.15    MASTER LEASE. Unless consented to in writing by Lender in its sole and absolute discretion or otherwise permitted under any other provision of the Loan Documents, Borrower shall not:

(i)	reduce any rent or other sums due from Tenant under the Master Lease;

(ii)	terminate or modify or amend any of the material terms of the Master Lease or the Lease Guaranty;

(iii)	grant to Tenant any consent of Borrower required by the Master Lease as to any material obligation of Tenant under the Master Lease;

(iv)	release or discharge Tenant or Lease Guarantor from any material obligation under the Master Lease or the Lease Guaranty; or

(v)	subordinate or agree to subordinate the Master Lease to any deed of trust, deed to secure debt or mortgage other than the Mortgages.
Any such attempted action in violation of the provisions of this Section shall be null and void. Borrower shall, at Borrower’s sole cost and expense, give Lender prompt written notice of any Master Lease Default.
In the event this Agreement is amended to extend the Maturity Date to a date after the Extension Maturity Date, the terms of the Master Lease shall be amended as reasonably required by Lender and reasonably acceptable to Borrower as a condition to such extension of the Maturity Date.

8.16    UNENCUMBERED PROPERTIES. Borrower shall not cause or permit the Unencumbered Properties to be encumbered by any Lien other than Unencumbered Properties Permitted Liens.
8.17    INTEREST RATE CAP AGREEMENT. In the event the Seven Day London Inter-Bank Offered Rate for deposits in U.S. Dollars is at or above 2.00% for the majority of the Business Days during any two (2) consecutive calendar quarters while the Loan is outstanding, Borrower shall, upon Lender’s request, enter into an Interest Rate Cap Agreement in a notional amount of up to one-third (1/3) of the Outstanding Loan Balance.
ARTICLE 9. REPORTING COVENANTS; BLOCKED CONDITION
9.1    FINANCIAL REPORTING. During the term of the Loan and while any liabilities of Borrower to Lender under any of the Loan Documents remain outstanding, Borrower shall provide (or cause to be provided) to Lender the following (collectively, “Financial Reporting”):

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(a)
Annual Reporting. Not later than thirty (30) days after Lender’s request therefor, which shall be no sooner than one hundred twenty (120) days after the end of the applicable calendar year, Borrower shall deliver to Lender unaudited annual financial statements (including, without limitation, income statements and balance sheets) for Borrower, a Borrower-prepared rent roll for the Properties covered by the Master Lease and an unaudited Guarantor-prepared balance sheet for Guarantor, certified by an authorized officer of such party.

(b)
Quarterly Reporting. Not later than thirty (30) days after Lender’s request therefor, which shall be no sooner than sixty (60) days after the end of each calendar quarter, Borrower shall deliver to Lender (i) unaudited quarterly financial statements (including, without limitation, income statements and balance sheets) for Borrower and a Borrower-prepared rent roll for the Properties covered by the Master Lease, certified by an authorized officer of Borrower and (ii) a certificate signed by an authorized officer of Borrower stating that, since the date of the quarterly financial statements for the immediately prior period, there have been no material amendments to the Master Lease and no Master Lease Default exists and is continuing (or, to the extent such certification cannot be made, providing detailed information with respect to any such amendment and/or Master Lease Default).

(c)
Monthly Reporting. Not later than fifteen (15) days after Lender’s request therefor, which shall be no sooner than twenty (20) days after the end of each month, Borrower agrees to deliver to Lender Borrower-prepared progress reports with respect to the Sale of the Properties, including a schedule of sold Properties, a schedule of executed LOI’s and agreements of sale with respect to the Sale of any of the unsold Properties and a schedule of all Properties currently listed for sale.

(d)
General Reporting. From time to time during the term of the Loan, upon Lender’s notice of any material adverse change in Tenant’s financial condition, Borrower shall deliver to Lender such other existing financial and/or other information as reasonably requested by Lender and subject to the terms of the Master Lease, it being agreed that Borrower shall not be required to create, or cause Lease Guarantor to create, any new financial or other reports for such purposes. Except as otherwise agreed to by Lender, all such financial information shall be prepared in accordance with GAAP. Borrower agrees to deliver to Lender any reports, financial or otherwise, received from Tenant or Lease Guarantor.

9.2    LEASE REPORTS. In addition to the reporting requirements set forth in Section 9.1 above, Borrower shall deliver to Lender promptly upon Borrower’s receipt thereof, a copy of all financial statements and other reports, material notices and material correspondence, pertaining to any matter that would reasonably be expected to result in a Master Lease Default or a material adverse effect on any of the Properties, received by Borrower from Tenant, Lease Guarantor or any other party under the terms of the Master Lease. Notwithstanding the foregoing, Borrower shall not be required to deliver to Lender any financial or other reports that are filed with the Securities and Exchange Commission. In addition, upon the reasonable request by Lender, Borrower agrees to notify Lender promptly upon Borrower’s actual knowledge, of any change, which would have a material adverse effect, on the leasing status, physical condition or value of any individual Property.
9.3    BOOKS AND RECORDS. Borrower shall maintain complete books of account and other records for each Property and for disbursement and use of the proceeds of the Loan, and the same shall be available for inspection and copying by Lender upon reasonable prior notice.

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9.4    LEASE GUARANTOR PERFORMANCE COVENANT. At the end of each calendar year during the term of this Loan (a “Determination Date”), Lender shall review the Financial Reporting received regarding the Lease Guarantor to determine if the Lease Guarantor Performance Threshold has been met for such year, and if the Lease Guarantor Performance Threshold has been met on a Determination Date, it shall be deemed a cure for the failure of the Lease Guarantor Performance Threshold to have been met on the previous Determination Date. Notwithstanding anything contained herein to the contrary, the violation of the Lease Guarantor Performance Threshold shall not be a Default under the Loan, this Agreement or the other Loan Documents.
9.5    BLOCKED CONDITION. Upon the occurrence of one or more of the following, a “Blocked Condition” shall exist:

(a)	a Default occurs and is continuing under this Agreement and the other Loan Documents;

(b)
the Lease Guarantor Performance Threshold is not met as of a Determination Date (whereupon the Blocked Condition shall continue until such time as the Lease Guarantor Performance Threshold is met on a subsequent Determination Date);

(c)
a Lease Guarantor Rating Downgrade has occurred as of a Determination Date (whereupon the Blocked Condition shall continue until such time as such ratings are upgraded and such Lease Guarantor Rating Downgrade is no longer continuing on a subsequent Determination Date); or

(d)
if after the end of the twelfth (12th) full calendar month of the Initial Term beginning with the first (1st) day of the thirteenth (13th) full calendar month thereof the then Outstanding Loan Balance exceeds the following maximum thresholds (“Maximum Threshold”); provided, however, if the Extension Option is not exercised, the then Outstanding Loan Balance and all other amounts then due and payable hereunder and under the other Loan Documents shall be payable on the Initial Maturity Date. If the Extension Option is exercised, the then Outstanding Loan Balance and all other amounts then due and payable hereunder and under the other Loan Documents shall be payable on the Extension Maturity Date:

Months 13-18:	$210,000,000.00
Months 19-24:	$160,000,000.00
Months 25-30:	$110,000,000.00
Months 31-35:	$60,000,000.00
Maturity	$0.00

(and the Blocked Condition shall continue until such time as the Outstanding Loan Balance is reduced below the applicable Maximum Threshold).
The existence or continuation of a Blocked Condition shall be a Cash Trap Event under the Cash Management Agreement.
ARTICLE 10. DEFAULTS AND REMEDIES

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10.1    DEFAULT. For all purposes hereof, “Default” shall mean either an “Optional Default” (as defined below) or an “Automatic Default” (as defined below).

(a)	Optional Default. An “Optional Default” shall occur, at Lender’s option (exercised in its sole and absolute discretion), upon the occurrence of any of the following events:

(i)
Monetary. Borrower shall fail to (aa) pay when due any sums which by the express terms of this Agreement and the other Loan Documents require immediate payment without any grace period or sums which are payable on the Maturity Date, or (bb) pay within ten (10) days after written notice from Lender any other sums payable under the Note, this Agreement or any of the other Loan Documents, excluding, with respect to (aa) or (bb) any monthly principal or interest due under the Note set forth in Section 10.1(b)(i) below, including without limitation, any monthly payment due under the Note.

(ii)
Failure to Perform. Borrower shall fail to observe, perform or discharge any of Borrower’s obligations, covenants, conditions or agreements, other than Borrower’s payment obligations, under the Note, this Agreement or any of the other Loan Documents, and such failure shall remain uncured for thirty (30) days after written notice thereof shall have been given to Borrower by Lender; provided, however, that if such Default is susceptible of cure but cannot reasonably be cured within such 30-day period, and provided further that Borrower shall have commenced to cure such Default within such 30-day period shall and thereafter diligently and expeditiously proceed to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days, unless such additional period is extended by a written agreement between Borrower and Lender.

(iii)
Representations and Warranties. Any representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of Borrower or Guarantor, to Lender or in connection with any of the Loan Documents, or as an inducement to Lender to make the Loan, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; provided, however that if such representation, warranty, certificate or other statement (financial or otherwise) is deemed to be incorrect, incomplete or misleading to Lender, Borrower shall have a period not to exceed five (5) Business Days to render such representation, warranty, certificate or other statement (financial or otherwise) correct, complete or not misleading. This subparagraph 10.1(a)(iii) is not intended to amend or modify any knowledge qualifications set forth in this Agreement or the other Loan Documents.

(iv)
Seizure; Attachment. Seizure of any material portion (as reasonably determined by Lender) of the Properties; or the sequestration or attachment of, or levy or execution upon a material portion of the Properties, the Collateral or any other collateral provided by Borrower under any of the Loan Documents, or any material portion of the other assets of Borrower, which sequestration, attachment, levy or execution is not released or dismissed within forty-five (45) days after its occurrence, unless such seizure, sequestration, attachment, levy, or execution is

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contested by Borrower; or the sale of any assets affected by any of the foregoing (other than pursuant to a condemnation).

(v)
Uninsured Casualty. The occurrence of an uninsured casualty with respect to any material portion (as reasonably determined by Lender) of the Properties unless: (aa) no other Default has occurred and is continuing at the time of such casualty; (bb) Borrower promptly notifies Lender of the occurrence of such casualty; and (cc) not more than forty-five (45) days after the occurrence of such casualty, Borrower commences the repair or restoration of the Property (including, without limitation, taxes, financing charges, insurance and rent during the repair period). Borrower acknowledges that the specific conditions described above are reasonable.

(b)	Automatic Default. An “Automatic Default” shall occur automatically upon the occurrence of any of the following events:

(i)	Monetary. Borrower shall fail to pay when due any monthly payment of principal and interest due under the Note.

(ii)
Voluntary Bankruptcy, Insolvency, Dissolution. (aa) Borrower’s filing a petition for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other relief to debtors (collectively, “Debtor Relief Law”); or (bb) Borrower’s filing any pleading in any involuntary proceeding under the Bankruptcy Code or other Debtor Relief Law which admits the jurisdiction of a court to regulate Borrower or the Property or the petition’s material allegations regarding Borrower’s insolvency; or (cc) Borrower’s making a general assignment for the benefit of creditors; or (dd) Borrower’s applying for the appointment of a receiver, trustee, custodian or liquidator of Borrower or any of its property; or (ee) the filing by Borrower of a petition seeking the liquidation or dissolution of Borrower or the commencement of any other procedure by Borrower to liquidate or dissolve Borrower.

(iii)
Involuntary Bankruptcy. Borrower’s failure to effect a full dismissal of any involuntary petition under the Bankruptcy Code or other Debtor Relief Law that is filed against Borrower prior to the earlier of the entry of any order granting relief sought in the involuntary petition or ninety (60) days after the date of filing of the petition.

(iv)	Member; Guarantors. The occurrence of an event specified in subsections (ii) or (iii) as to Member or Guarantor.

(v)	Master Lease Default. The occurrence and continuation of a Master Lease Default.

(vi)	Lease Guarantor Default. The occurrence and continuation of an event of default, however described, under the Lease Guaranty.

(vii)	Prohibited Property Transfer. Borrower consummates a Prohibited Property Transfer without Lender’s prior consent and in violation of the terms and conditions of Section 4.1(a) hereof.

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(viii)	Prohibited Equity Transfer. Borrower consummates a Prohibited Equity Transfer without Lender’s prior consent and in violation of the terms and conditions of Section 4.2 (a) hereof.
Notwithstanding the foregoing, if there is a breach of any Property-related representation, warranty, or covenant under the Loan Documents (including without limitation any representation, warranty or covenant regarding Hazardous Materials, Hazardous Materials Laws, or the physical or legal condition of any Property) that either constitutes a Default, or after the expiration of any applicable grace, notice or cure periods would constitute a Default, Borrower can prevent such Default from continuing or occurring, as the case may be, by effecting a release of the applicable Property by delivering to Lender the Release Proceeds for such Property (with Lender agreeing that no such breach shall continue to result in, or result in, a Default if Borrower delivers written notice to Lender electing to pay such amount for such release, and delivers the funds not later than fifteen (15) days thereafter). Lender agrees to execute and deliver to Borrower a partial release of lien or mortgage satisfaction (in such form as may be required in the jurisdiction) regarding the applicable Property promptly following delivery to Lender of the Release Proceeds.
The above and other provisions of the Loan Documents notwithstanding, in regard to any obligation or right of Tenant under the Master Lease regarding any matter covered by this Agreement or any other Loan Document (including, without limitation, rebuilding after casualty or condemnation, tax and other contests, assignments by Tenant, subleases, alterations, reporting, insurance and environmental) and which are to be performed by Tenant under the Master Lease, compliance by Tenant with the applicable provisions of the Master Lease shall be deemed compliance by Borrower and Guarantor under the Loan Documents with respect to such matter, even if the specific requirements in the Master Lease regarding such matter are different from the specific requirements contained in the Loan Documents. In addition, (y) for any breach of any non-monetary obligation under the Loan Documents that is caused by an action or omission by Tenant, or where Tenant has the right and obligation under the Master Lease to cure the underlying cause of such breach, a Default shall not occur under the Loan Documents unless and until Borrower fails to cure, or cause to be cured, such breach under the Loan Documents within thirty (30) days after the expiration of any applicable notice and cure periods required to be provided to Tenant for a default under the Master Lease, and (z) for any breach of any monetary obligation under the Loan Documents that is caused by an action or omission by Tenant (including without limitation any failure by Tenant to pay fixed rent or additional rent under the Master Lease), or where Tenant has the right and obligation under the Master Lease to cure the underlying cause of such breach, a Default shall not occur under the Loan Documents unless and until Borrower fails to cure, or cause to be cured, such breach under the Loan Documents within fifteen (15) days after the expiration of any applicable grace periods or notice and cure period required to be provided to Tenant for such a default under the Master Lease. For the avoidance of doubt, Lender acknowledges Tenant’s right to pursue contests of certain matters, such as payment of taxes and other impositions, that would otherwise constitute a breach under the Master Lease, and Lender agrees that any such contest, if and so long as pursued in accordance with the terms of the Master Lease, shall be deemed to satisfy any conflicting provision in the Loan Documents, including without limitation, any conflicting provision in Section 11.6 of this Agreement.
10.2    ACCELERATION. Upon the occurrence of an Automatic Default set forth in Section 10.1(b)(ii), (iii) or (iv), all principal, interest and other sums owing to Lender under the Note and the other Loan Documents (including, without limitation, all Outstanding Fees and Expenses) shall automatically become immediately due and payable. Upon the occurrence of any other Default, Lender may, at its option (exercised in its sole and absolute discretion), declare all principal, interest and other sums owing to Lender under the Note and the other Loan Documents (including, without limitation, all Outstanding Fees and Expenses) immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under this Agreement and the other Loan Documents and at Law or equity, subject to

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the express terms of the Cash Management Agreement, apply any sums in any deposit or other account maintained by Borrower with Lender to the sums owing under the Loan Documents, and any and all obligations of Lender to fund further disbursements under the Loan shall terminate.
10.3    RIGHTS AND REMEDIES. In addition to the other rights and remedies above and otherwise in this Agreement, at any time upon and during the continuance of a Default, Lender shall have all of the rights and remedies as set forth in the Mortgages, the other Loan Documents, under applicable Law and in equity. All rights and remedies of Lender under this Agreement and the other Loan Documents are cumulative and are in addition to all rights and remedies provided by applicable Law and in equity. Lender may enforce any such remedies or rights either successively or concurrently. Notwithstanding the foregoing, or the terms of any other Loan Documents (including, without limitation, the Mortgages), Lender agrees that it shall have no right to exercise the rights and remedies under the Mortgages except upon and during the continuance of a Default.
10.4    DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence of a Default occasioned by Borrower’s failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from funds of Lender, and Borrower shall repay such funds within thirty (30) days after written demand of Lender. The Default with respect to which any such payment has been made by Lender shall not be deemed cured until such repayment has been made by Borrower to Lender.
10.5    REPAYMENT OF FUNDS ADVANCED. Any funds expended by Lender in the successful exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender within thirty (30) days after demand, together with interest at the rate applicable to the principal balance of the Note from the date the funds are due.
10.6    RIGHTS CUMULATIVE, NO WAIVER. All rights and remedies of Lender provided in this Agreement and the other Loan Documents, together with those granted by Law or at equity, are cumulative and may be exercised by such Person at any time. An exercise of any right or remedy by Lender shall not constitute a cure of any Default unless all sums then due and payable to all of Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.
ARTICLE 11. MISCELLANEOUS PROVISIONS
11.1    INDEMNITY. WITHOUT LIMITING ANY OTHER INDEMNITIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS, BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER PARTIES FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND REASONABLE LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES) WHICH SUCH LENDER PARTY MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE MAKING OF THE LOAN, EXCEPT FOR VIOLATIONS OF BANKING LAWS OR REGULATIONS BY THE LENDER PARTIES; (C) THE EXECUTION, DELIVERY AND RECORDATION OF ANY OF THE MORTGAGES; (D) ANY ALLEGED OBLIGATION OR UNDERTAKING ON THE PART OF ANY OF THE LENDER PARTIES TO PERFORM OR DISCHARGE ANY OF BORROWER’S REPRESENTATIONS, WARRANTIES, CONDITIONS,

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COVENANTS OR OTHER OBLIGATIONS CONTAINED IN ANY DOCUMENT RELATED TO ANY OF THE PROPERTIES; (E) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (F) ANY FAILURE AT ANY TIME OF ANY OF BORROWER’S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT AS OF THE DATE MADE; OR (G) ANY ACT OR OMISSION BY BORROWER, CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIALS SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTIES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS, OR LEGAL OR OTHER EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LENDER PARTY OR FROM ANY EVENT OR STATE OF FACTS OR CIRCUMSTANCES WITH RESPECT TO ANY PROPERTY FIRST ARISING AFTER ANY TRANSFER OF TITLE TO ALL OR ANY PART OF SUCH PROPERTY AT A FORECLOSURE SALE OR ANY DEED IN LIEU OF FORECLOSURE OR AFTER ANY ORDER APPOINTING A RECEIVER FOR SUCH PROPERTY. THIS INDEMNITY SHALL INCLUDE WITHOUT LIMITATION: (AA) ALL CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES AGAINST THE LENDER PARTIES) ACTUALLY PAID OR INCURRED BY ANY LENDER PARTY; AND (BB) ALL COURT COSTS AND REASONABLE ATTORNEYS’ FEES (INCLUDING, WITHOUT LIMITATION, EXPERT WITNESS FEES) ACTUALLY PAID OR INCURRED BY THE LENDER PARTIES. BORROWER SHALL PAY TO LENDER WITHIN FIFTEEN (15) DAYS AFTER DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE DUE UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER PARTIES SHALL SURVIVE THE CANCELLATION OF THE NOTE AND THE RELEASE, RECONVEYANCE OR PARTIAL RECONVEYANCE OF ANY LIENS AND SECURITY INTERESTS AT ANY TIME SECURING THE LOAN, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN AND IN THE OTHER LOAN DOCUMENTS. THE INDEMNITIES SET FORTH IN THIS SECTION 11.1 SHALL NOT BE AVAILABLE FOR ANY ACTION OR OBLIGATION UNDER THE LOAN DOCUMENTS THAT ARE REQUIRED TO BE PERFORMED OR DISCHARGED BY THE LENDER PARTIES UNDER APPLICABLE LAW.
NOTWITHSTANDING THE FOREGOING, ANY INDEMNITIES SET FORTH IN SECTION 7.4 OF THIS AGREEMENT AND IN THE HAZARDOUS MATERIALS INDEMNITY AGREEMENT SHALL GOVERN WITH RESPECT TO ANY VIOLATIONS OF HAZARDOUS MATERIALS LAWS AND ENVIRONMENTAL CLAIMS OR ANY OF THE OTHER SUBJECT MATTER OF SUCH OTHER INDEMNITIES, AND IN NO EVENT SHALL THE INDEMNITY IN THIS SECTION 11.1 DEEMED TO COVER ANY OF THE SAME SUBJECT MATTER AS SUCH OTHER INDEMNITIES.
11.2    FORM OF DOCUMENTS. The form and substance of all documents, instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents

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shall be subject to Lender’s reasonable approval and shall not be modified, superseded or terminated in any respect without Lender’s prior written reasonable approval.
11.3    NO THIRD PARTIES BENEFITED. No person other than Lender, Borrower and Guarantor and their respective permitted successors and assigns shall have any right of action under any of the Loan Documents.
11.4    NOTICES.

(a)
General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by electronic mail transmission). All such written notices shall be mailed (registered or certified) or delivered to the applicable address, or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)
if to Borrower or Guarantor, to the address, electronic mail address or telephone number specified for such Person on Schedule 11.4 or to such other address, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii)
if to Lender, to the address, electronic mail address or telephone number specified for Lender on Schedule 11.4 or to such other address, electronic mail address or telephone number as shall be designated by Lender in a notice to Borrower.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) intentionally omitted; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving thirty (30) days’ notice to the other parties in the manner set forth above.

(b)
Effectiveness of Email Documents and Signatures. Loan Documents may be transmitted and/or signed by electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any electronically mailed document or signature.

(c)
Reliance by Lender. Lender shall be entitled to rely and act upon any notices given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof, so long as, in each case, such notice is issued by an authorized officer or other authorized person of Borrower or by a person reasonably believed in good faith

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by Lender to be an authorized officer or other authorized person of Borrower. Borrower shall indemnify Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other communications with Lender may be recorded by Lender, and each of the parties hereto hereby consents to such recording.
11.5    Intentionally omitted.
11.6    ACTIONS. Borrower agrees that Lender, in exercising the rights, duties or liabilities of Lender or Borrower under the Loan Documents, upon the occurrence and during the continuation of a Default, may commence, appear in or defend any action or proceeding purporting to affect any Property or the Loan Documents, and Borrower shall immediately reimburse Lender upon demand for all reasonable such expenses so incurred or paid by Lender, including, without limitation, reasonable attorneys’ fees and expenses and court costs; provided that Section 11.10 shall apply with respect to disputes between Lender and Borrower.
11.7    RIGHT OF CONTEST. Borrower or Tenant may contest in good faith any claim, demand, levy or assessment by any person other than Lender which would constitute a Default if Borrower or Tenant pursues the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents or the Collateral. Borrower’s compliance with this Section 11.7 shall operate to prevent such claim, demand, levy or assessment from becoming a Default.
11.8    RELATIONSHIP OF PARTIES. The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to any Property, except as expressly provided in this Agreement and the other Loan Documents.
11.9    DELAY OUTSIDE LENDER’S CONTROL. Lender or Borrower shall not be liable in any way to the other Party or any third party for Lender’s or Borrower’s failure to perform or delay in performing under the Loan Documents (and Lender or Borrower may suspend or terminate all or any portion of Lender’s or Borrower’s obligations under the Loan Documents, as the case may be) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any Governmental Authority, or because of war, rebellion, insurrection, strike, lockout, boycott or blockade (whether presently in effect, announced or in the sole judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender’s or Borrower’s control, as the case may be.
11.10    ATTORNEYS’ FEES AND EXPENSES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement and any of the other Loan Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding of Borrower or Guarantor, then Borrower shall immediately pay, or cause Guarantor to immediately pay, to Lender, upon demand, the amount of all reasonable attorneys’ fees and expenses and all reasonable costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein, so long as such defense or enforcement action is successful; provided that, if any action is commenced in connection with any of the foregoing, the party who is determined to be the prevailing party in such action shall be entitled to be paid, and the non-prevailing party shall pay to the prevailing party, reasonable attorneys’ fees and costs as fixed by the court.

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11.11    IMMEDIATELY AVAILABLE FUNDS. Unless otherwise expressly provided for in this Agreement, all amounts payable by Borrower to Lender shall be payable only in United States currency in immediately available funds.
11.12    LENDER’S CONSENT. Wherever in this Agreement there is a requirement for Lender’s consent and/or a document to be provided or an action taken “to the satisfaction of Lender”, it is understood by such phrase that Lender shall exercise its consent, right or judgment in a reasonable manner given the specific facts and circumstances applicable at the time.
11.13    LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION.

(a)
Borrower hereby acknowledges that Lender, in one or more transactions may, at no cost to Borrower or Guarantor, and subject to Borrower’s and Guarantor’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed (unless a Default has occurred and is continuing in which event no such consent shall be required) (a) sell or otherwise transfer the Loan or any portion thereof one or more times (excluding selling or assigning its duties, rights or obligations hereunder or under any Loan Document in whole, or in part, to a servicer) and (b) syndicate or otherwise sell participation interests in the Loan one or more times (the transactions referred to in clauses (a) and (b) above, each a “Secondary Market Transaction” and collectively “Secondary Market Transactions”). Lender may disseminate to any actual or potential purchasers, assignees or participants (and to any investment banking firms, rating agencies, accounting firms, law firms and other third party advisory firms and investors involved with the Loan and the Loan Documents or the applicable sale, assignment or participation) all documents and financial and other information then possessed by or known to Lender with respect to: (a) each Property and its operation; and (b) any party connected with the Loan, subject to the provisions of Section 11.13(b); provided that, the dissemination of any financial or other information with respect to Borrower or Guarantor by Lender shall be subject to Borrower’s or Guarantor’s prior written consent at all times (which may be provided or withheld at Borrower’s or Guarantor’s sole discretion). Borrower shall, within thirty (30) days after request by Lender, deliver to Lender an estoppel certificate for the benefit of Lender and any other party designated by Lender verifying the status and terms of the Loan, in form and content satisfactory to Lender. Lender shall pay all Borrower’s and Guarantor’s reasonable costs and expenses incurred in connection with any Secondary Market Transaction.

(b)
Notwithstanding the foregoing as contained in Section 11.13(a) above, or any provision of any other Loan Document, Lender agrees (i) to maintain the confidentiality of the Information (as defined below) and (ii) to use such Information exclusively for the purposes of administering and enforcing its rights under the Loan Documents (the “Permitted Use”), except that Information may be disclosed (A) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and its Permitted Use, and instructed to keep such Information confidential and to use it only for Permitted Uses), (B) to the extent requested by any regulatory authority having authority over such Person (including any internal or external self-regulatory authority), (C) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (D) to any other party hereto, provided that information regarding Guarantor may not be disclosed to Tenant or Lease Guarantor, (E) in connection with the exercise of any remedies hereunder or under

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	37

any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document the enforcement of rights hereunder or thereunder, (F) subject to Borrower and Guarantor’s prior written consent (unless a Default has occurred and is continuing in which event no such consent shall be required, except with respect to disclosure of any financial and other information with respect to Guarantor by Lender, which shall be subject to Guarantor’s prior written consent at all times) and an agreement containing provisions substantially the same as those of this Section, to any purchaser, participant, or assignee acquiring a portion of the Loan in accordance with Section 11.13(a), or any prospective purchaser, participant, or assignee (it being understood and agreed that in no event shall any Information be disclosed by Lender to any person that is a competitor of Borrower, Guarantor, Tenant and/or Lease Guarantor, or any of them), (G) with the consent of Borrower and/or Guarantor or (H) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Lender on a nonconfidential basis from a source (other than Borrower or Guarantor) that did not result from the breach of a confidentiality provision with Borrower and Guarantor.

(c)
For purposes of this Section, “Information” means all information received from Borrower or Guarantor or any other Person, relating to Borrower, Guarantor, Tenant or any direct or indirect owner or manager of Borrower, Guarantor or Tenant (a “Guarantor Party”), other than any such information that is available to Lender on a non-confidential basis prior to disclosure by Borrower or a Guarantor Party or such Person. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(d)
In connection with any such sale or assignment referenced in Section 11.13(a), as reasonably requested by Lender, Borrower shall enter into such administrative amendments to the this Agreement and the other Loan Documents as necessary to facilitate any such sale or assignment by Lender and to provide for Lender to act as administrative agent on behalf of the holders of the Loans after giving effect to such sales or assignments.

(e)	The provisions of this Section 11.13 shall control over any contrary or inconsistent provision in any other Loan Document.
11.14    TAX SERVICE. Lender is authorized to secure, at Borrower’s reasonable expense, a tax service contract with a third party vendor which shall provide tax information on the Properties satisfactory to Lender.
11.15    AUTHORIZATION TO FILE FINANCING STATEMENTS. Borrower hereby authorizes Lender to file on behalf of itself, at any time on or after the Effective Date, appropriate uniform commercial code financing statements (in the form agreed upon with Borrower in connection with the closing of the Loan) in such jurisdictions and offices as Lender deems necessary or appropriate in connection with the anticipated perfection of a security interest in any and all personal property part of the Collateral as same relate to the Property. If for any reason the Loan is not consummated or upon Borrower’s satisfaction in full of all of its obligations to Lender, Lender will cause the termination of such financing statements upon Lender’s receipt of written request from Borrower.

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	38

11.16    ADVERTISING. In connection with the Loan, Borrower hereby agrees that Lender and its affiliated entities, including, Wells Fargo & Company and its subsidiaries may publicly identify details of the Loan in their respective advertising and public communications of all kinds, including, but not limited to, press releases, direct mail, newspapers, magazines, journals, e-mail or Internet advertising or communications; provided, however, that any such advertising shall be at no cost to Borrower and shall be subject to Borrower’s prior written consent (not to be unreasonably withheld, conditioned or delayed).
11.17    DISBURSEMENT OF LOAN PROCEEDS; LIMITATION OF LIABILITY. Borrower authorizes Lender to disburse the Loan Proceeds, after deducting any and all fees owed by Borrower to Lender in connection with the Loan and pursuant to the terms of this Agreement and the other Loan Documents, to the Title Company. With respect to such disbursement, Borrower understands and agrees that Lender shall not accept responsibility for errors, acts or omissions of others, including, without limitation, the Title Company, any other escrow company, other banks, communications carriers or clearinghouses through which the transfer of Loan Proceeds may be made or through which Lender receives or transmits information, and no such entity shall be deemed to be an agent of Lender. As a consequence, Lender shall not be liable to Borrower for any actual (whether direct or indirect), consequential or punitive damages which may arise with respect to the disbursement of Loan Proceeds once the Loan Proceeds have been disbursed to the Title Company, whether or not (a) any claim for such damages is based on tort or contract, or (b) either Lender or Borrower knew or should have known of the likelihood of such damages in any situation, except in any case caused by the gross negligence or willful misconduct of Lender.
11.18    WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.
11.19    SEVERABILITY. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefor, are declared to be or become invalid, illegal or unenforceable, each Lender’s obligations to make advances under the Loan Documents shall not be enforceable by Borrower.
11.20    TAX FORMS.

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	39

(a)	Intentionally Omitted.

(b)
If Lender is a “United States person” within the meaning of Section 7701(a)(30) of the Code, it shall deliver to Borrower two duly signed completed copies of IRS Form W‑9 or any successor form required to establish an exemption from back-up withholding imposed by the Code prior to the receipt of payments hereunder or upon accepting an assignment of an interest herein, and from time to time thereafter as requested by Borrower. Lender shall promptly notify Borrower of any change in circumstances which would modify or render invalid any IRS Form W-9 previously delivered to Borrower.

(a)
Lender shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower such documentation prescribed by applicable law (including as prescribed by Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA and to determine that Lender has complied with Lender’s obligations under FATCA or to determine the amount to deduct and withhold from payments to Lender under any Loan Document.

(b)
To the extent determined by Borrower to be required by applicable law, Borrower may withhold from any interest, fees or other payment, or deemed payment, to Lender an amount equivalent to any applicable withholding tax (and in no event shall Borrower be liable to Lender for any taxes, withholdings or similar charges applicable with respect to any amount payable to Lender pursuant to the Loan Documents). If, due solely to Lender’s failure to comply with the provisions of Section 11.20(a), (b) or (c), as applicable to Lender, any Governmental Authority asserts that Borrower did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of Lender, then Lender shall indemnify Borrower therefor, as the case may be, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to Borrower or its members, as the case may be, under this Section, and costs and expenses (including reasonable attorney’s fees and expenses) of Borrower, as the case may be. Lender shall be responsible to Borrower pursuant to this Section with respect to any payments made by Lender to its participants. The obligation of Lender under this Section shall survive the assignment of rights by, or the replacement of, Lender, and the repayment, satisfaction or discharge of all Obligations under any Loan Document.

11.21    SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided under the terms and conditions of this Agreement, the terms and conditions of this Agreement and the other Loan Documents shall bind and inure to the benefit of the successors and assigns of the parties hereto and thereto.
11.22    AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower therefrom shall be effective unless in writing signed by Lender and Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
11.23    TIME. Time is of the essence of each and every term of this Agreement.
11.24    HEADINGS. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	40

11.25    GOVERNING LAW; JURISDICTION.

(a)
THE PARTIES AGREE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND THE LOAN EVIDENCED HEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)
ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK, AND EACH PARTY HERETO WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

11.26    INTEGRATION; INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.
11.27    COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	41

11.28    NO USURY. Borrower and Lender intend at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Section 11.28 shall control every other agreement in the Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to Borrower’s Obligations or if a Secured Party’s exercise of the option to accelerate the maturity of the Loan or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower’s and such Secured Party’s express intent that all excess amounts theretofore collected by such Secured Party shall be credited against the unpaid principal of the Loan and other portions of the Obligations not constituting interest (or, if the Loan, and all other portions of the Obligations not constituting interest have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Obligations does not exceed the maximum lawful rate from time to time in effect and applicable to the Obligations for so long as the Obligations are outstanding. Notwithstanding anything to the contrary contained in any Loan Document, it is not the intention of any Secured Party to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
11.29    BRING DOWN OF REPRESENTATIONS; SURVIVAL OF WARRANTIES; CUMULATIVE. Borrower hereby covenants and agrees to execute and deliver, at such time and from time to time, as required by Lender, such agreements, documents, instruments, estoppels, consents or certificates as Lender may, from time to time, reasonably request, including certificates reaffirming the representations and covenants of Borrower hereunder as if made on the date of any such reaffirmation (with exceptions as the facts and circumstances at such time may warrant). All representations and warranties contained in this Agreement and in any of the other Loan Documents shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of such compliance certificate (with exceptions as the facts and circumstances at such time may warrant), and each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Lender.
11.30    EXHIBITS AND SCHEDULES. All exhibits and schedules attached to this Agreement are incorporated herein by reference, as if set forth in full herein.
[Signature pages follow]

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	42

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION
	By:	/s/ Stephen Leon
	Name:	Stephen Leon
	Title:	Managing Director
Lender’s Address: WELLS FARGO BANK, NATIONAL ASSOCIATION 1808 Aston Avenue, Suite 250 Carlsbad, California 92008 Attn.: Loan Administration Telephone: (760) 918-2700
With a copy to: Moore & Van Allen PLLC 100 North Tryon Street, Suite 4700 Charlotte, North Carolina 28202 Attn: Timothy W. Corrigan Telephone: (704) 331-1019
[Signatures continue on next page]

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	SIGNATUE PAGE

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.

BORROWER:

NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company

	By:	/s/ Michael A’Hearn
	Name:	Michael A’Hearn
	Title:	Vice President and Treasurer
Borrower’s Address: New Private Restaurant Properties, LLC 2202 N. West Shore Boulevard, Suite 500 Tampa, Florida 33607 Attn: Mike A’Hearn Telephone: (813) 282-1225
With a copy to: Buchanan Ingersoll & Rooney PC 401 E. Jackson Street, Suite 2400 Tampa, Florida 33602-5236 Attn: Jeffrey C. Shannon Telephone: (813) 222-1122

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	SIGNATUE PAGE

EXHIBIT A

LIST OF PROPERTIES AND ALLOCATED LOAN AMOUNTS

Unit #	Brand	Address	City	ST	Allocated Loan Amount
1264	OBS	2925 Ross Clark Drive	Dothan	AL	[***]
317	OBS	2600 E. Lucky Lane	Flagstaff	AZ	[***]
311	OBS	5605 W. Bell Road	Glendale	AZ	[***]
314	OBS	1650 South Clearview	Mesa	AZ	[***]
5301	CIG	1740 South Clearview	Mesa	AZ	[***]
326	OBS	1860 E. McKellips Road	Mesa	AZ	[***]
325	OBS	99 South Highway 92	Sierra Vista	AZ	[***]
613	OBS	807 E. Harmony Road	Fort Collins	CO	[***]
616	OBS	988 Dillon Road	Louisville	CO	[***]
2014/6052	OBS/CIG	1203-1205 Townsgate Court	Plant City	FL	[***]
1029	OBS	5710 Oakley Boulevard	Wesley Chapel	FL	[***]
2001	FPS	4322 W. Boy Scout Blvd.	Tampa	FL	[***]
1030	OBS	9773 San Jose Boulevard	Jacksonville	FL	[***]
1036	OBS	861 W. 23rd Street	Panama City	FL	[***]
6015	CIG	801 Providence Road	Brandon	FL	[***]
6020	CIG	3530 Tyrone Boulevard	Saint Petersburg	FL	[***]
1002	CIG	4320 N. Tamiami Trail	Naples	FL	[***]
2017/6048	OBS/CIG	11902-11950 Sheldon Road	Tampa	FL	[***]
6006	CIG	2501 University Drive	Coral Springs	FL	[***]
1022	OBS	3215 SW College Road	Ocala	FL	[***]
1023	OBS	11308 N. 56th Street	Temple Terrace	FL	[***]
1061	OBS	180 Hickman Drive	Sanford	FL	[***]
1024	OBS	6390 N. Lockwood Ridge Rd	Sarasota	FL	[***]
1026	OBS	1481 Tamiami Trail	Port Charlotte	FL	[***]
1033	OBS	1775 Wells Road	Orange Park	FL	[***]
1025	OBS	170 Cypress Gardens Blvd.	Winter Haven	FL	[***]
6007	CIG	60 Palmetto Avenue	Merritt Island	FL	[***]
2015	OBS	2225 Highway 44 West	Inverness	FL	[***]
1028	OBS	4905 Commercial Way	Spring Hill	FL	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A - PAGE 1

1063	OBS	9600 U.S. Highway 441	Leesburg	FL	[***]
1001	CIG	12990 S. Cleveland Avenue	Fort Myers	FL	[***]
6029	CIG	1285 US Highway 1	Vero Beach	FL	[***]
1008	CIG	2700 SE Federal Highway	Stuart	FL	[***]
6035	CIG	910 3rd Street SW	Winter Haven	FL	[***]
6013	CIG	4829 S. Florida Avenue	Lakeland	FL	[***]
1027	OBS	1642 NE Pine Island Road	Cape Coral	FL	[***]
1101	CIG	3913 River Place Drive	Macon	GA	[***]
1122	OBS	145 Celebration Drive	Suwanee	GA	[***]
1121	OBS	1188 Dogwood Drive	Conyers	GA	[***]
1120	OBS	6331 Douglas Boulevard	Douglasville	GA	[***]
1119	OBS	810 Ernest Barrett Pkwy.	Kennesaw	GA	[***]
1102	CIG	1160 Ernest Barrett Pkwy.	Kennesaw	GA	[***]
1133	OBS	11196 Abercorn Street	Savannah	GA	[***]
1108	CIG	1887 Mount Zion Road	Morrow	GA	[***]
1134	OBS	823 N. Westover Boulevard	Albany	GA	[***]
1123	OBS	655 Dawsonville Highway	Gainesville	GA	[***]
1135	OBS	1824 Club House Drive	Valdosta	GA	[***]
1125	OBS	3 Reinhardt College Pkwy.	Canton	GA	[***]
1614	OBS	4500 Southern Hills Drive	Sioux City	IA	[***]
1611	OBS	3939 1st Avenue SE	Cedar Rapids	IA	[***]
1416	OBS	15608 S. Harlem Avenue	Orland Park	IL	[***]
1414	OBS	2855 W. Ogden Avenue	Naperville	IL	[***]
1418	OBS	6007 E. State Street	Rockford	IL	[***]
1452	OBS	2402 N. Prospect Avenue	Champaign	IL	[***]
1518	OBS	3660 State Road 26	Lafayette	IN	[***]
1520	OBS	2315 Post Drive	Indianapolis	IN	[***]
1521	OBS	3730 S. Reed Road	Kokomo	IN	[***]
1516	OBS	3201 W. 3rd Street	Bloomington	IN	[***]
1715	OBS	233 S. Ridge Road	Wichita	KS	[***]
1851	OBS	3260 Scottsville Road	Bowling Green	KY	[***]
1813	OBS	6520 Signature Drive	Louisville	KY	[***]
1971	OBS	3217 S. MacArthur Drive	Alexandria	LA	[***]
1951	OBS	305 W. Constitution	West Monroe	LA	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A - PAGE 2

1914	OBS	60 Park Place Drive	Covington	LA	[***]
1912	OBS	830 E. I-10 Service Road	Slidell	LA	[***]
1961	OBS	2715 Village Lane	Bossier City	LA	[***]
6903	CIG	2010 Kaliste Saloom Road	Lafayette	LA	[***]
2139	OBS	4420 Long Gate Parkway	Ellicott City	MD	[***]
7101	CIG	4430 Long Gate Parkway	Ellicott City	MD	[***]
2321	OBS	1501 Boardman Road	Jackson	MI	[***]
2326	OBS	7873 Conference Center Dr	Brighton	MI	[***]
2320	OBS	1515 W. 14 Mile Road	Madison Heights	MI	[***]
2325	OBS	6435 Dixie Highway	Clarkston	MI	[***]
2319	OBS	2468 Tittabawassee Road	Saginaw	MI	[***]
2315	OBS	3650 28th Street SE	Kentwood	MI	[***]
2415	OBS	5723 Bishop Avenue	Inver Grove Heights	MN	[***]
2411	OBS	8880 Springbrook Drive NW	Coon Rapids	MN	[***]
2619	OBS	3110 E. 36th Street	Joplin	MO	[***]
4120	OBS	1319 River Point Road	Rock Hill	NC	[***]
3453	OBS	210 Gateway Boulevard	Rocky Mount	NC	[***]
3447	OBS	505 Highland Oaks Drive	Winston-Salem	NC	[***]
3458	OBS	8280 Valley Boulevard	Blowing Rock	NC	[***]
3446	OBS	3500 Mount Moriah Road	Durham	NC	[***]
3464	OBS	223 Wintergreen Drive	Lumberton	NC	[***]
3452	OBS	100 Southern Road	Southern Pines	NC	[***]
3448	OBS	501 N. New Hope Road	Gastonia	NC	[***]
3451	OBS	256 E. Parris Avenue	High Point	NC	[***]
3460	OBS	250 Mitchelle Drive	Hendersonville	NC	[***]
3402	CIG	10408 E Independence Blvd	Matthews	NC	[***]
3450	OBS	606 SW Greenville Blvd.	Greenville	NC	[***]
3420	CIG	4821 Capital Boulevard	Raleigh	NC	[***]
3114	OBS	1397 U.S. Route 9 North	Old Bridge	NJ	[***]
3110	OBS	230 Lake Drive East	Cherry Hill	NJ	[***]
3102	CIG	500 Route 38 East	Maple Shade	NJ	[***]
3220	OBS	7380 S. Las Vegas Blvd.	Las Vegas	NV	[***]
3214	OBS	8671 W. Sahara Avenue	Las Vegas	NV	[***]
3217	OBS	2625 W. Craig Road	North Las Vegas	NV	[***]
3633	OBS	6950 Ridge Road	Parma	OH	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A - PAGE 3

3658	OBS	6800 Miller Lane	Butler Township	OH	[***]
3662	OBS	930 Interstate Drive	Findlay	OH	[***]
3635	OBS	24900 Sperry Drive	Westlake	OH	[***]
3715	OBS	860 N. Interstate Drive	Norman	OK	[***]
3917/8908	OBS/CIG	100 North Pointe Blvd.	Lancaster	PA	[***]
3951	OBS	9395 McKnight Road	Pittsburgh	PA	[***]
3952	OBS	100 Sheraton Drive	Altoona	PA	[***]
3915	OBS	3527 N. Union Deposit Rd.	Harrisburg	PA	[***]
4119	OBS	110 Dunbarton Drive	Florence	SC	[***]
4123	OBS	1721 U.S. Highway 17 North	North Myrtle Beach	SC	[***]
4117	OBS	110 Interstate Boulevard	Anderson	SC	[***]
4118	OBS	7611 Two Notch Road	Columbia	SC	[***]
4124	OBS	2480 Broad Street	Sumter	SC	[***]
4122	OBS	454 Bypass 72 NW	Greenwood	SC	[***]
4320	OBS	1968 Old Fort Parkway	Murfreesboro	TN	[***]
4350	OBS	536 Paul Huff Parkway	Cleveland	TN	[***]
4319	OBS	2790 Wilma Rudolph Blvd.	Clarksville	TN	[***]
4318	OBS	1390 Interstate Drive	Cookeville	TN	[***]
4324	OBS	1125 Franklin Road	Lebanon	TN	[***]
9301	CIG	324 N. Peter's Road	Knoxville	TN	[***]
4462	OBS	2314 W. Loop 250 North	Midland	TX	[***]
4429	OBS	4205 South IH 35	San Marcos	TX	[***]
4463	OBS	7101 W. Interstate Hwy 40	Amarillo	TX	[***]
4401	CIG	11339 Katy Freeway	Houston	TX	[***]
4406	CIG	25665 Interstate 45 North	The Woodlands	TX	[***]
4404	CIG	2335 Highway 6	Sugar Land	TX	[***]
4473	OBS	4505 Sherwood Way	San Angelo	TX	[***]
4405	CIG	12507 W. Interstate 10	San Antonio	TX	[***]
4466	OBS	300 South I-35 East	Denton	TX	[***]
4454	OBS	3903 Towne Crossing Blvd.	Mesquite	TX	[***]
4461	OBS	2211 S. Stemmons Freeway	Lewisville	TX	[***]
4464	OBS	4015 South Loop 289	Lubbock	TX	[***]
4422	OBS	11600 Research Boulevard	Austin	TX	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A - PAGE 4

4474	OBS	4142 Ridgemont Drive	Abilene	TX	[***]
4470	OBS	11875 Gateway West	El Paso	TX	[***]
4478	OBS	13265 South Freeway	Fort Worth	TX	[***]
4467	OBS	501 East Loop 281	Longview	TX	[***]
4469	OBS	2701 E. Central Texas Expwy	Killeen	TX	[***]
4424	OBS	2060 I-10 South	Beaumont	TX	[***]
4403	CIG	11590 Research Boulevard	Austin	TX	[***]
4418	OBS	2102 South Texas Avenue	College Station	TX	[***]
4717	OBS	1101 Seminole Trail	Charlottesville	VA	[***]
4716	OBS	7917 W. Broad Street	Richmond	VA	[***]
4758	OBS	295 Peppers Ferry Road	Christiansburg	VA	[***]
4756	OBS	3026 Richmond Road	Williamsburg	VA	[***]
4724	OBS	261 University Boulevard	Harrisonburg	VA	[***]
4762	OBS	3121 Albert Lankford Dr.	Lynchburg	VA	[***]
4813	OBS	311 Hampton Court	Onalaska	WI	[***]
4961	OBS	111 Hylton Lane	Beckley	WV	[***]
300,000,000.00

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A - PAGE 5

EXHIBIT A-1

LIST OF UNENCUMBERED PROPERTIES

#	Unit #(a)	Unit #(b)	Address(b)	City	State	Brand
1	5305	75303	1060 N 54th St	Chandler	AZ	Carrabba's
2	602	70602	2815 Geyser Dr	Colorado Springs	CO	Carrabba's
3	6021	76021	2779 Capital Cr NE	Tallahassee	FL	Carrabba's
4	3403	73403	16408 Northcross Dr	Huntersville	NC	Carrabba's
5	3101	73101	4650 Route 42	Turnersville	NJ	Carrabba's
6	316	10316	1080 N 54th St	Chandler	AZ	Outback
7	614	10614	15 W Springer Dr	Littleton	CO	Outback
8	1522	11522	3401 N Granville Ave	Muncie	IN	Outback
9	1519	11519	7201 E Indiana St	Evansville	IN	Outback
10	1901	11901	2415 S Acadian Trwy	Baton Rouge	LA	Outback
11	3455	13455	2735 Longpine Road	Burlington	NC	Outback
12	3454	13454	16400 North Cross Drive	Huntersville	NC	Outback
13	3444	13444	302 S College Rd	Wilmington	NC	Outback
14	3463	13463	8338 Pineville-Matthews Rd	Pineville	NC	Outback
15	3116	13116	4600 Route 42	Turnersville	NJ	Outback
16	3117	13117	98 US Route 22 W	Green Brook	NJ	Outback
17	3120	13120	740 Route 130	Hamilton	NJ	Outback
18	3636	13636	820 N Lexington Springmill Rd	Ontario	OH	Outback
19	3716	13716	7206 Cache Rd	Lawton	OK	Outback
20	4121	14121	20 Hatton Place	Hilton Head	SC	Outback
21	4458	14458	15180 Addison Rd	Addison	TX	Outback
22	4456	14456	9049 Vantage Point Dr	Dallas	TX	Outback
23	4511	14511	1664 N Heritage Park Blvd	Layton	UT	Outback
24	5010	15010	229 Miracle Rd	Evansville	WY	Outback
25	1201	61201	18355 West Bluemound Road	Brookfield	WI	Bonefish
26	9407	69407	190 Partner Cr	Southern Pines	NC	Bonefish
27	6048	76048	11902 Sheldon Rd	Tampa	FL	Carrabba's
28	9410	79410	1550 I-10 South	Beaumont	TX	Carrabba's
29	6116	76116	2700 Chapel Hill Rd	Douglasville	GA	Carrabba's
30	4407	74407	502 W Bay Area Blvd	Webster	TX	Carrabba's
31	3461	13461	1020 E Innes St	Salisbury	NC	Outback
32	3462	13462	111 Howell Rd	New Bern	NC	Outback
33	1921	11921	1600 W Pinhook Dr	Lafayette	LA	Outback
34	1035	11035	1820 Raymond Diehl Rd	Tallahassee	FL	Outback
35	4210	14210	2411 S Carolyn Ave	Sioux Falls	SD	Outback

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A-1 - PAGE 1

36	1941	11941	2616 Derek Dr	Lake Charles	LA	Outback
37	4810	14810	279 Junction Rd	Madison	WI	Outback
38	1137	11137	3088 Watson Blvd	Warner Robins	GA	Outback
39	2420	12420	4255 Haines Rd	Hermantown	MN	Outback
40	4468	14468	4500 Franklin Ave	Waco	TX	Outback
41	4910	14910	790 Foxcroft Ave	Martinsburg	WV	Outback
42	4127	14127	945 Factory Shops Blvd	Gaffney	SC	Outback
43	605	70605	1212 Oakridge Dr	Fort Collins	CO	Carrabba's
44	8609	78609	1320 Boardman Polland Rd	Boardman Township	OH	Carrabba's
45	9802	79802	18375 Bluemound Rd	Brookfield	WI	Carrabba's
46	606	70606	2088 S Abilene St	Aurora	CO	Carrabba's
47	9414	79414	3400 N Central Exwy	Plano	TX	Carrabba's
48	6502	76502	4690 Southport Crossing Dr	Indianapolis	IN	Carrabba's
49	5302	75302	5646 W Bell Rd	Glendale	AZ	Carrabba's
50	9704	79704	5805 Trinty Pkwy	Centreville	VA	Carrabba's
51	601	70601	7401 W 92nd Ave Bldg 1	Westminster	CO	Carrabba's
52	8109	78109	903 Route 73 South	Evesham Township	NJ	Carrabba's
53	4455	14455	1031 SH 114 West	Grapevine	TX	Outback
54	4423	14423	12511 WE IH-10	San Antonio	TX	Outback
55	628	10628	1315 Dry Creek Rd	Longmont	CO	Outback
56	4457	14457	1509 N Central Exwy	Plano	TX	Outback
57	1410	11410	2005 River Oaks Dr	Calumet City	IL	Outback
58	4416	14416	20455 Katy Fwy	Katy	TX	Outback
59	619	10619	2066 S Abilene St	Aurora	CO	Outback
60	1412	11412	216 E Golf Rd	Schaumburg	IL	Outback
61	453	10453	2310 Sanders St	Conway	AR	Outback
62	5113	15113	2574 Camino Entrata	Santa Fe	NM	Outback
63	617	10617	2825 Geyser Dr	Colorado Springs	CO	Outback
64	1453	11453	3201 Horizon Dr	Springfield	IL	Outback
65	1424	11424	3241 Chicagoland Cr	Joliet	IL	Outback
66	1116	11116	3585 Atlanta Hwy	Athens	GA	Outback
67	3713	13713	3600 S Broadway	Edmond	OK	Outback
68	3215	13215	3645 S Virginia St	Reno	NV	Outback
69	3621	13621	401 W Dussel Rd	Maumee	OH	Outback
70	1450	11450	4390 Illinois St	Swansea	IL	Outback
71	455	10455	4509 W Poplar St	Rogers	AR	Outback
72	1060	11060	4845 S Kirkman Rd	Orlando	FL	Outback
73	312	10312	4871 E Grant Rd	Tucson	AZ	Outback
74	4426	14426	5552 Loop 410 NorthWest	San Antonio	TX	Outback
75	1419	11419	5652 Northridge Dr	Gurnee	IL	Outback
76	4728	14728	6821 Chital Dr	Midlothian	VA	Outback
77	612	10612	7065 Commerce Center Dr	Colorado Springs	CO	Outback
78	4510	14510	7770 S 1300 East	Sandy	UT	Outback
79	1550	11550	8117 Georgia St	Merrillville	IN	Outback
80	3640	13640	8595 Market St	Mentor	OH	Outback
81	3122	13122	901 Route 73 South	Evesham Township	NJ	Outback

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A-1 - PAGE 2

82	#N/A	68302	13905 Lakeside Circle	Sterling Heights	MI	Bonefish
83	#N/A	56302	13905 Lakeside Circle	Sterling Heights	MI	Cheeseburger
84	1716	11716	15430 S Rogers Rd	Olathe	KS	Outback
85	#N/A	88002	17508 Dona Michelle Drive	Tampa	FL	Selmon's
86	6402	36402	2840 Dallas Parkway	Plano	TX	Roy's
87	#N/A	55505	3830 South US Hwy 41	Indianapolis	IN	Cheeseburger
88	#N/A	54801	40 Geoffrey Drive	Newark	DE	Cheeseburger
89	3211	13211	4141 S Pecos Rd	Las Vegas	NV	Outback
90	#N/A	88001	4302 Boy Scout Blvd	Tampa	FL	Selmon's
91	3002	33002	4342 Boy Scout Blvd	Tampa	FL	Roy's
92	#N/A	55501	4670 Southport Crossings Drive	Indianapolis	IN	Cheeseburger
93	#N/A	55506	8301 Eagle Lake Drive	Evansville	IN	Cheeseburger
94	#N/A	55502	9770 Crosspoint Blvd	Fisher	IN	Cheeseburger
95	3213	13213	521 North Stephanie St (this is the relo address)	Henderson	NV	Outback
96	1411	11411	720 W Lake Cook Rd	Buffalo Grove	IL	Outback

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT A-1 - PAGE 3

EXHIBIT B

LIST OF LOAN DOCUMENTS
The documents listed below and any amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are “Loan Documents” for purposes of this Agreement, are collectively referred to herein as the Loan Documents.
1.LOAN DOCUMENTS.

1.1	This Agreement;

1.2	Note;

1.3	Mortgages, one for each property described on Exhibit A attached hereto;

1.4	Assignment of Leases and Rents, one for each property described on Exhibit A attached hereto;

1.5	State of Delaware Uniform Commercial Code - Financing Statement - Form UCC-1 (Borrower);

1.6	Negative Pledges, one for each Unencumbered Property described on Exhibit A-1 attached hereto;

1.7	Disclosure Agreement Regarding Representations, Covenants and Warranties;

1.8	Cash Management Agreement;

1.9	Payment Direction Letter;

1.10	Agreement Regarding Required Insurance;

1.11	Borrower’s Certification;

1.12	Certificate of Rent Roll;

1.13	Certification of Taxpayer Identification Number and Nonforeign Status;

1.14	Receipt and Use of Proceeds Certification;

1.15	Tenant’s Estoppel Certificate executed by Tenant; and

1.16	Subordination Agreement, Acknowledgment of Lease Assignment, Attornment and Non-Disturbance Agreement (one for each Property) executed by Tenant.
2.LEGAL OPINIONS.

2.1	Local Counsel Enforceability Opinions (for each state where properties described on Exhibit A attached hereto are located);

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT B - PAGE 1

2.2	New York Enforceability Opinion;

2.3	Delaware Authorization and Execution Opinion; and

2.4	Delaware UCC Opinion.
3.ORGANIZATIONAL DOCUMENTS.

3.1	Certificate of Limited Liability Company of Borrower.
4.TITLE COMPANY DOCUMENTS.

4.1	Title Company Instruction Letter;

4.2	Closing Statement; and

4.3	Title Insurance Policies (one for each property described on Exhibit A).

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	EXHIBIT B - PAGE 2

EXHIBIT C

NOTICE OF [SALE][REFINANCE] AND CERTIFICATE

Wells Fargo Bank, National Association
1808 Aston Avenue, Suite 250
Carlsbad, CA 92008

Re:	Date: * Property(ies): * Unit No(s).: * Closing Date: * (anticipated closing date, which date shall not less than seven (7) days after the Date hereof) Sales Price: $*
Dear [_________]:
This Notice of [Sale][Refinance] and Certification (“Notice”) is being provided to you in accordance with Section 2.8 of that certain Loan Agreement dated February 11, 2016 (the “Loan Agreement”), executed by NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”). Unless otherwise noted, all capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement. Accordingly, in compliance with Section 2.8 of the Loan Agreement, please be advised of the following:
1.    Borrower has entered into a contract to [sell][refinance] the above-referenced Property(ies) (the “Sale”) pursuant to the terms and conditions of that certain [purchase and sale agreement (the “PSA”)] [refinancing term sheet or commitment (either, the “Commitment”)], which Sale is estimated to close on or about the Closing Date. A fully signed copy of the [PSA][Commitment], together with all amendments thereto or side letters executed in connection therewith is attached hereto as Schedule I.
2.    Borrower hereby certifies to Lender that as of the date hereof and with respect to the contemplated Sale:

(i)	The title company and escrow officer handling the Sale and the escrow number related to such Sale are set forth on Schedule II attached hereto (“Title Company”);

(ii)
As soon as available (and in any event, not later than one (1) business day prior to the Closing Date), Borrower shall deliver (or cause the delivery to Lender) a draft closing statement (the “Draft Closing Statement”) in connection with the Sale, showing an estimate of the Net Sales Proceeds;

(iii)
On the Closing Date, Borrower shall deliver (or cause the delivery to Lender) the Final Closing Statement (the “Final Closing Statement”) signed by Borrower, as seller, and the Title Company, showing the actual Net Sales Proceeds; and

(iv)	On the Closing Date, and in accordance with the Cash Management Agreement (herein so called) of even date with the Loan Agreement, Borrower shall wire

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 1

transfer (or cause the Title Company to wire transfer) to Depository (pursuant to the wire instructions set forth on Schedule III attached hereto) the Release Proceeds (as defined in the Loan Agreement). The Release Proceeds required shall be set forth in Lender’s written instructions to the Title Company. The Release Proceeds received by Lender shall be applied and/or disbursed by Lender pursuant to the terms of the Cash Management Agreement. In addition to the Release Proceeds, Borrower may elect to wire transfer (or cause the Title Company to wire transfer) to Depository any portion of the Net Sales Proceeds over and above the Release Proceeds, as a prepayment of the Loan in accordance with the Loan Agreement. Borrower will notify Lender of such election by clearly setting forth such prepayment in the Draft Closing Statement delivered pursuant to clause (ii) above.
3.    Lender hereby waives compliance by Borrower with the applicable notice period provided in Section 2.8 of the Loan Agreement for delivery to Lender of this Notice.
4.    Upon Lender’s confirmation that the Release Proceeds have been received by Depository, Lender shall execute and Borrower may record (or cause the title company or escrow officer to record) a partial release of lien or mortgage satisfaction in such form as may be required in the jurisdiction.

[Signature page follows]

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 2

IN WITNESS WHEREOF, the undersigned has caused this Notice to be delivered as of the date and year first above written.

Sincerely,

NEW PRIVATE RESTAURANT PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

Agreed to and accepted by Lender this ___ day of _______, 201[_]
WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 3

SCHEDULE I

[Purchase and Sale Agreement] [Commitment]

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 4

SCHEDULE II

Title Company, Escrow Officer and Escrow Number
Store: *
Location: *
Escrow Number: *

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule II - Page 1

SCHEDULE III

Wiring Instructions to Depository
Bank:
Branch:
Account Name:

Routing/ABA Number:
For further credit to:

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule III - Page 1

EXHIBIT C-1

NOTICE OF SALE AND CERTIFICATE (UNENCUMBERED PROPERTIES)

Wells Fargo Bank, National Association
1808 Aston Avenue, Suite 250
Carlsbad, CA 92008

Re:	Date: * Property(ies): * Unit No(s).: * Closing Date: * (anticipated closing date, which date shall not less than seven (7) days after the Date hereof) Sales Price: $*
Dear [_________]:
This Notice of Sale and Certification (“Notice”) is being provided to you in accordance with Section 2.8 of that certain Loan Agreement dated February 11, 2016 (the “Loan Agreement”), executed by NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”). Unless otherwise noted, all capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement. Accordingly, in compliance with Section 2.8 of the Loan Agreement, please be advised of the following:
5.    Borrower has entered into a contract to sell the above-referenced Property(ies) (the “Sale”) pursuant to the terms and conditions of that certain purchase and sale agreement (the “PSA”), which Sale is estimated to close on or about the Closing Date. A fully signed copy of the PSA, together with all amendments thereto or side letters executed in connection therewith is attached hereto as Schedule I.
6.    Borrower hereby certifies to Lender that as of the date hereof and with respect to the contemplated Sale:

(i)	The title company and escrow officer handling the Sale and the escrow number related to such Sale are set forth on Schedule II attached hereto (“Title Company”);

(ii)
As soon as available (and in any event, not later than one (1) business day prior to the Closing Date), Borrower shall deliver (or cause the delivery to Lender) a draft closing statement (the “Draft Closing Statement”) in connection with the Sale, showing an estimate of the Net Sales Proceeds;

(iii)
On the Closing Date, Borrower shall deliver (or cause the delivery to Lender) the Final Closing Statement (the “Final Closing Statement”) signed by Borrower, as seller, and the Title Company, showing the actual Net Sales Proceeds; and

(iv)
On the Closing Date, and in accordance with the Cash Management Agreement (herein so called) of even date with the Loan Agreement, Borrower shall wire transfer (or cause the Title Company to wire transfer) to Depository (pursuant to

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 1

the wire instructions set forth on Schedule III attached hereto) the Unencumbered Property Net Sales Proceeds (as defined in the Loan Agreement). The Unencumbered Property Net Sales Proceeds required shall be set forth in Lender’s written instructions to the Title Company. The Unencumbered Property Net Sales Proceeds received by Lender shall be applied and/or disbursed by Lender pursuant to the terms of the Cash Management Agreement. In addition to the Unencumbered Property Net Sales Proceeds, Borrower may elect to wire transfer (or cause the Title Company to wire transfer) to Depository any portion of the Net Sales Proceeds over and above the Unencumbered Property Net Sales Proceeds, as a prepayment of the Loan in accordance with the Loan Agreement. Borrower will notify Lender of such election by clearly setting forth such prepayment in the Draft Closing Statement delivered pursuant to clause (ii) above.
7.    Lender hereby waives compliance by Borrower with the applicable notice period provided in Section 2.8 of the Loan Agreement for delivery to Lender of this Notice.
8.    Upon Lender’s confirmation that the Unencumbered Property Net Sales Proceeds have been received by Depository, Lender shall execute and Borrower may record (or cause the title company or escrow officer to record) a release of negative pledge in such form as may be required in the jurisdiction.

[Signature page follows]

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 2

IN WITNESS WHEREOF, the undersigned has caused this Notice to be delivered as of the date and year first above written.

Sincerely,

New Private Restaurant Properties, LLC,
a Delaware limited liability company

By:
Name:
Title:

Agreed to and accepted by Lender this ___ day of _______, 201[_]
WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 3

SCHEDULE I

Purchase and Sale Agreement

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule I - Page 4

SCHEDULE II

Title Company, Escrow Officer and Escrow Number
Store: *
Location: *
Escrow Number: *

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule II - Page 1

SCHEDULE III

Wiring Instructions to Depository
Bank:
Branch:
Account Name:

Routing/ABA Number:
For further credit to:

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule III - Page 1

SCHEDULE 1.1

PREFERENTIAL RIGHTS

Carrabba's Italian Grill	4405	San Antonio	TX	Right of First Refusal (under Special Warranty Deed, dated 7/19/94)
Outback Steakhouse	2320	Madison Heights	MI	Right of First Refusal (under Covenant Deed, dated 9/11/95)
Outback Steakhouse	3110	Cherry Hill	NJ	Right of First Refusal (under Repurchase Agmt, dated 11/30/92)
Outback Steakhouse	1813	Louisville	KY	Right of First Refusal (under Corp. Warranty Deed, dated 11/22/94)
Carrabba's Italian Grill	6007	Merritt Island	FL	Right of First Refusal (under Indenture, dated 7/22/57)
Outback Steakhouse	1133	Savannah	GA	Right of First Refusal (under Reciprocal Easement and Operation Agmt, dated 4/15/94)
Outback Steakhouse	1851	Bowling Green	KY	Right of First Refusal (under Easement and Restriction Agmt, dated 9/4/97)
Outback Steakhouse	4429	San Marcos	TX	Right of First Refusal (under Agmt of Repurchase and ROFR, dated 3/30/98)
Outback Steakhouse	1418	Rockford	IL	Right of First Refusal (under Covenants, Conditions and Restrictions Agmt, dated 10/9/96)

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule 1.1 Page 2

SCHEDULE 6.3

ORGANIZATIONAL CHART

[See attached]

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule 6.3 - Page 1

Bloomin' Brands, Inc. Entity Chart

Bloomin' Brands, Inc.
100%
OSI HoldCo II, Inc.
100%
OSI HoldCo I, Inc. [NRE Indemnitor]
100%
OSI HoldCo, Inc.
PROPCO
100%
PRP Holdings, LLC, a DE limited liability company
100%
Private Restaurant Properties, LLC, a DE limited liability company
100%
New PRP Mezz 2, LLC, a DE limited liability company
100%
New PRP Mezz 1, LLC, a DE limited liability company
100%
New Private Restaurant Properties, LLC [Borrower]

SCHEDULE 6.6

LITIGATION DISCLOSURES
As set forth in the Disclosure Agreement.

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	Schedule 6.6 - Page 1

SCHEDULE 11.4

ADDRESSES FOR NOTICE

1.	IF TO BORROWER OR GUARANTOR:
	Borrower: New Private Restaurant Properties, LLC 2202 N. West Shore Boulevard, Suite 500 Tampa, Florida 33607 Attn: Mike A’Hearn Telephone: (813) 282-1225	Guarantor: OSI Holdco I, Inc. 2202 N. West Shore Boulevard, Suite 500 Tampa, Florida 33607 Attn: Mike A’Hearn Telephone: (813) 282-1225
	With a copy to: Buchanan Ingersoll & Rooney PC 401 E. Jackson Street, Suite 2400 Tampa, Florida 33602-5236 Attn: Jeffrey C. Shannon Telephone: (813) 222-1122	With a copy to: Buchanan Ingersoll & Rooney PC 401 E. Jackson Street, Suite 2400 Tampa, Florida 33602-5236 Attn: Jeffrey C. Shannon Telephone: (813) 222-1122
2.	IF TO LENDER:
	Lender: Wells Fargo Bank, National Association 1808 Aston Avenue, Suite 250 Carlsbad, California 92008 Attn: Loan Administration Telephone: (760) 918-2700	With a copy to: Moore & Van Allen PLLC 100 North Tryon Street, Suite 4700 Charlotte, North Carolina 28202 Attn: Timothy W. Corrigan Telephone: (704) 331-1019

LOAN AGREEMENT New Private Restaurant Properties, LLC Obligor No.: 7829920036 CHAR1\1443108v12	SCHEDULE 11.4 - PAGE 1